                                        ----------------------------------------
                                        DELAWARE GROUP
                                        ----------------------------------------
                                        PREMIUM FUND
                                        ----------------------------------------


                                        ANNUAL REPORT
                                        ----------------------------------------
                                        DECEMBER 31, 1995

                                        EQUITY/INCOME SERIES
                                        HIGH YIELD SERIES
                                        CAPITAL RESERVES SERIES
                                        MULTIPLE STRATEGY SERIES
                                        GROWTH SERIES
                                        INTERNATIONAL EQUITY SERIES
                                        EMERGING GROWTH SERIES
                                        VALUE SERIES
                                        MONEY MARKET SERIES

DM-017-AR [12/95] UG2/96

January 15, 1996

Dear Policyholder:

     The year 1995 was marked by renewed vitality in U.S. stock and bond markets, providing strong returns that contrasted sharply with the very sluggish period both markets faced a year earlier.

     Low inflation, falling long-term interest rates, higher corporate earnings and improved productivity at many industrial companies drove the U.S. stock market higher. Meanwhile, as interest rates moved lower, the U.S. bond market recovered from a difficult 1994. Although few overseas stock markets were as robust as the U.S., many established markets also performed better than in 1994.

                                                             1995 Total Return
Standard & Poor's 500 Index                                     +37.58%
Lehman Brothers Intermediate Government Corporate Bond Index    +15.33%
Morgan Stanley Europe Australia Far East (EAFE) Index           +9.42%

Performance quoted above assumes reinvestment of dividends. It is not intended to represent the performance of any Premium Series. Performance information for each Series can be found following each discussion section of this report.

     A year ago, we pointed out that periods of below-average performance are part of natural market cycles and have typically been balanced by subsequent periods of stronger performance. While the future can never be predicted, 1995's market results show that investors should be mindful of history when investing.

     It remains to be seen whether the capital appreciation bonanza will extend into 1996. Consumer spending has been weak and leading economic indicators suggest subdued growth ahead, but lower interest rates have the potential to fuel additional demand for goods and services. We believe the outlook for established international equity markets, however, is bright, particularly in Europe.

     If stock and bond price appreciation is harder to come by than in 1995, the time-tested income and value-oriented strategies of many of the Premium Fund investment series available through your annuity have the potential to help reduce exposure to market risks. Summaries of the strategies and performance for each Premium Fund series are included in the pages that follow.

     Keep in mind that your annuity is designed as a long-term investment and that any earnings compound tax-deferred until withdrawal. This can help increase your earnings potential. We thank you for the confidence you have expressed in Delaware Group.

Sincerely,

/s/ Wayne A. Stork

Wayne A. Stork
Chairman, President and Chief Executive Officer
Delaware Group Premium Fund

Equity/Income Series

Portfolio Strategy and Performance in 1995

     In a year when stock price appreciation was fairly high and dividend yields among stocks in the Standard & Poor's 500 Index reached historic lows, the Equity/Income Series strategy of focusing on dividends provided solid results. The management of the Equity/Income Series sees dividends as more than a source of income. We believe dividend yield (yield = annual dividend/stock price) is a mechanism to uncover a stock's capital appreciation potential. Our strategy provided a strong +36.12% total return* (with dividends and capital gains reinvested) for the year ended December 31.

     To be considered for the portfolio, stocks must yield more than the average yield of stocks in the S&P 500 Index. (The Index' dividend yield stood at 2.2% as of December 31, 1995.) This process helps us screen out companies whose stock prices are so high that there may be limited opportunities for future appreciation.

     A higher-than-average yield relative to the S&P 500 Index is often a sign a stock is temporarily out-of-favor with investors. We analyze these companies' operations to help us determine whether the stock has the potential to advance to a higher "true value" within a reasonable time. If the yield falls below the average of the Index, the investment manager will then begin to sell the stock. The Series may also sell a stock if the company doesn't meet our earnings expectations even if its yield is higher than that of the Index.

     We believe the dividend income from these stocks has the potential to enhance total return. Dividends have proven to be a significant contributor to total return (47% of total S&P 500 Index return since 1926, according to Ibbotson Associates) as well as a more reliable contributor than capital appreciation.

A Look at the Portfolio

     A little more than a year ago, in the fall of 1994, as the Federal Reserve Board was still raising interest rates to fight anticipated inflation, we purchased stocks of banks and capital goods companies whose prices we believed to be unjustifiably depressed. These investments were especially strong performers during fiscal 1995.

     In addition, we built a greater weighting than the S&P 500 Index in tobacco and drug companies, two sectors that enhanced performance. We also had a larger concentration than the S&P 500 Index in energy and chemical companies, sectors with strong dividend yields but which did not perform as well as the overall market. The Series also did not own any technology stocks, a sector that performed very well during the first half of 1995 but generally did not meet our stringent dividend requirements.

--------------------------------------------------------------------------------
Equity/Income Series Investment Objective
Seeks to achieve long-term growth by investing primarily in stocks that provide the potential for income and capital appreciation without undue risk to principal.
--------------------------------------------------------------------------------
2

Investment Outlook

     The investment manager of the Equity/Income Series is finding potential investments among financial firms and cyclical companies whose earnings depend on the strength of the U.S. economy. These stocks generally have above-average dividend yields and, in our opinion, have potential for positive earnings surprises in 1996 and 1997.

     While it is possible that the stock market's very strong recent performance may continue, a more likely scenario is a return to a historical performance norm. We anticipate that 1996 will see much more normal levels of volatility-- that is, short-term fluctuations of more than 10%.

     We are very pleased to have fully participated in the stock market's robust capital appreciation during 1995, a year that was the best for stock investments since 1975 and remain convinced that dividend-paying stocks offer some of the best opportunities to outpace inflation over the long-term. We believe that the dividend-driven style of the Series can help shareholders take advantage of those opportunities.

$10,000 Initial Investment* July 28, 1988 through December 31, 1995

                       Equity/Income           S&P 500
                           Series            Stock Index
Jul. 28 '88               $10,000              $10,000
Dec. 31 '88               $10,160              $10,365
Dec. 31 '89               $11,408              $13,639
Dec. 31 '90               $ 9,955              $13,212
Dec. 31 '91               $12,178              $17,231
Dec. 31 '92               $13,252              $18,540
Dec. 31 '93               $15,299              $20,406
Dec. 31 '94               $15,269              $20,663
Dec. 31 '95               $20,784              $28,402

    Equity/Income Series
Average Annual Total Returns*
----------------------------
Lifetime         +10.35%
Five Years       +15.86%
One Year         +36.12%
Through December 31, 1995

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Equity/Income Series and the unmanaged S&P 500 Index for the period from the Series' inception on July 28, 1988 through December 31, 1995. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart.

*Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity prospectus.

High Yield Series

Portfolio Strategy and Performance in 1995

     Since 1988, the goal of the High Yield Series has remained constant--to provide an above-average income stream consistent with a defensive, conservative approach to credit risk management. The Series provided a +15.5% total return* for the year ended December 31 (dividends reinvested).

     High-yield bonds, like all bonds, react to changes in interest rates and the sharp rate decline during 1995 helped lift high-yield bond prices.

     The Series emphasizes income as the main component of total return, with capital preservation taking precedence over capital appreciation. High-yield bonds provide higher income because issuers have a lesser ability to pay interest and repay principal than "investment-grade" companies. The tax-deferred status of your annuity allowed you to benefit from the full value of the above-average income generated: your investment compounds free of income taxes.

     High-yield bond prices are subject to changes in the perceived strength of the U.S. economy and the relative health of the industry of the issuer. During 1995, high-yield bond prices were helped by the fact that many industries had reported strong profits despite a slowing U.S. economy.

A Look at the Portfolio

     Managed with a focus on income and relative quality, the Series benefited from both high income and capital appreciation during the year, which contributed to strong overall performance.

     Over the past year, we emphasized bonds rated BB and B, the highest tiers available in the high yield market, and avoided lower rated bonds. Bonds rated BB benefited the most from falling interest rates.

     Lower-rated bonds--those rated CCC--have not enjoyed much price appreciation in recent months because of an apparent fear that issuers will be adversely affected by a slowdown in U.S. economic growth. Early in the fiscal year, CCC bonds had outperformed other high-yield bonds, but this changed during the summer as the economy continued to soften.

     BB and B rated bonds, we believed, had an attractive risk/reward profile because they paid higher income than investment-grade bonds, but had less credit risk than bonds with lower ratings. As of December 31, bonds rated BB yielded, on average, about 2.9 percentage points more than comparable maturity U.S. Treasury Bonds while bonds rated B yielded about 5.5 percentage points more than Treasuries. Of course, the principal and income of high-yield bonds are not backed by the U.S. government like U.S. Treasury Bonds.

--------------------------------------------------------------------------------
High Yield Series Investment Objective
Seeks the highest current income by investing primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations such as rated and unrated corporate bonds, including higher non-investment grade bonds, U.S. government securities and commercial paper.
--------------------------------------------------------------------------------
4

     Bonds in the High Yield Series' portfolio had an average effective maturity of 5.6 years and an average duration of 3.9 years at year end. Duration, the most common measure of a bond's sensitivity to interest rates, indicates the likely percentage change in a bond's price given a 1% movement in interest rates.

Investment Outlook

     In the months ahead, we believe the high yield market may divide into two groups based on the market's anticipation of a cyclical downturn in certain industries. One group of bond issuers will be industries reporting lackluster earnings or outright losses. In our opinion, these could include retailing, restaurants and trucking companies, and we have been avoiding bonds issued by these companies.

     The other group we expect will be companies whose cash flow and ability to meet interest payments will not be substantially affected by a slowing U.S. economy. We are emphasizing these non-cyclical companies in the Series' portfolio. Among the industry groups falling into the latter category, in our view, are health-care, export-oriented companies and media/entertainment businesses such as cable television.


$10,000 Initial Investment* July 28, 1988 through December 31, 1995

                                             Merrill Lynch
                         High Yield           High-Yield
                           Series            Master Index
Jul. 28 '88               $10,000              $10,000
Dec. 31 '88               $10,342              $10,374
Dec. 31 '89               $10,820              $10,813
Dec. 31 '90               $10,048              $10,343
Dec. 31 '91               $13,819              $13,919
Dec. 31 '92               $15,677              $16,447
Dec. 31 '93               $18,241              $19,273
Dec. 31 '94               $17,718              $19,049
Dec. 31 '95               $20,465              $22,842

     High Yield Series
Average Annual Total Returns*
----------------------------
Lifetime            +10.12%
Five Years          +15.29%
One Year            +15.50%
 Through December 31, 1995

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the High Yield Series and the Merrill Lynch High-Yield Master Index for the period from the Series' inception on July 28, 1988 through December 31, 1995. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart.

*Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity prospectus.

Capital Reserves Series

Portfolio Strategy and Performance in 1995

     In 1995, Capital Reserves Series provided a total return of +14.08%*, the best return in its seven-year history and a level more than twice that of the +5.6% annual average for bond market investments since the 1920s.

     Interest rates began declining in December 1994, when the bond market anticipated that the Federal Reserve Board would lower its target for the Federal Funds rate--the rate banks charge each other on overnight loans. The Federal Funds rate was lowered on July 6, 1995 and again on December 19, 1995 as evidence mounted that the U.S. economy's growth rate was slowing and inflation was subdued.

     By the end of the year, the yield on the five-year U.S. Treasury note had dropped to 5.54% from 7.83% at the end of 1994, generating substantial price appreciation for bond investors. In 1995, Treasury securities with a maturity of between two and 10 years had the sharpest drop in yield (and highest price appreciation) of any segment of the U.S. Treasury market.

     During the year, we focused on the intermediate segment of the bond market because we believed it offered the most attractive risk/reward profile. In this segment, investors can generally obtain a large portion of the income available from longer maturity bonds, but with less risk to principal should interest rates rise.

A Look at the Portfolio

     Our holdings consisted primarily of mortgage-related securities issued by government agencies such as the Federal National Mortgage Association and very high quality bonds issued by large industrial corporations.

     Corporate bonds did well in 1995 and the Series benefited from having a larger percentage of Series' assets invested in corporate bonds than did the benchmark Lehman Brothers Intermediate Government Corporate Bond Index (35% of Series' net assets vs. 19% of the Index).

     However for much of 1995, mortgage securities, a leading component of the Series' bond portfolio, did not do as well as some other bonds because more homeowners refinanced mortgages as interest rates fell. Such prepayments had the effect of reducing the value of securities in the Fund's portfolio. Another factor in this year's performance was that the share of the Series' portfolio devoted to U.S. Treasuries was less than that of the Lehman Index and Treasuries rose sharply in value in the past year.

     Bonds in the Series' portfolio had an average quality rating of AA2 (an indication of low credit risk), an average effective maturity of 4.7 years and an average duration of 3.2 years at year's end. This duration was slightly shorter than a year ago. Duration, the most common measure of a bond's sensitivity to interest rates, indicates the likely percentage change in a bond's price given a 1% movement in interest rates.

--------------------------------------------------------------------------------
Capital Reserves Series Investment Objective
Seeks a high, stable level of current income while attempting to minimize fluctuations in principal and provide maximum liquidity by investing in short- and intermediate-term securities.
--------------------------------------------------------------------------------
6

Investment Outlook

     We believe interest rates may fall further in the coming months and this leads us to conclude that the high quality bonds in the Series have the potential to perform relatively well. In our opinion, the Federal Reserve Board will continue to ease credit modestly in an effort to prevent a slow-growing U.S. economy from slipping into recession. Still, we will continue to position the portfolio in a conservative posture, focusing on both high income and long-term stability rather than short-term price gains.

     The magnitude of any interest rate reduction in the months ahead is not likely to be as pronounced as the 1995 rate decline, in our opinion. While that means investors should not expect the kind of price appreciation they enjoyed last year, it should bode well for mortgage securities. A relatively stable rate environment tends to keep mortgage refinancing at a moderate level. Meanwhile, corporate profits still appear fairly strong despite the slowing economy, and that should help performance of corporate bonds.


$10,000 Initial Investment* July 28, 1988 through December 31, 1995

                                           Lehman Brothers
                      Capital Reserves   Government/Corporate
                           Series             Bond Index
Jul. 28 '88               $10,000              $10,000
Dec. 31 '88               $10,303              $10,344
Dec. 31 '89               $11,216              $11,816
Dec. 31 '90               $12,139              $12,795
Dec. 31 '91               $13,213              $14,858
Dec. 31 '92               $14,164              $15,985
Dec. 31 '93               $15,276              $17,748
Dec. 31 '94               $14,866              $17,125
Dec. 31 '95               $16,958              $20,421

Capital Reserves Series
Average Annual Total Returns*
-----------------------------
Lifetime                +7.37%
Five Years              +6.91%
1 Year                  +14.08%
   Through December 31, 1995

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Capital Reserves Series and the Lehman Brothers Government Corporate Bond Index for the period from the Series' inception on July 28, 1988 through December 31, 1995. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart.

*Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity prospectus.

Multiple Strategy Series

Portfolio Strategy and Performance in 1995

     The Multiple Strategy Series invests in both stocks and bonds with a goal of providing long-term capital growth, current income and protection of principal. This past year was one of robust capital appreciation for both stocks and bonds, and the Series provided its highest return since 1991. The Series total return was +26.58%* with dividends and capital gains reinvested.

     We select stocks based on several factors--expected dividend increases, history of consistent dividend growth and a belief that the company can sustain that growth. We look for companies that are increasing dividends faster than companies in the Standard & Poor's 500 Index. Cash dividends paid by companies in the S&P 500 Index have grown by nearly 75% since 1985 while the consumer price index, rose only 42% during the same 10-year period.

     In the fixed income portion of the portfolio, the Series focuses on high quality intermediate maturity bonds. We follow this approach because we believe intermediate bonds have an attractive risk/reward profile. They offer most of the income potential of longer-term bonds, but generally experience less change in principal when interest rates rise and fall.

     Bonds in the Series' portfolio had an average quality rating of AA (an indication of low credit risk), an average effective maturity of 4.5 years and an average duration of 3.2 years as of December 31, 1995. Duration, the most common measure of a bond's sensitivity to interest rates, indicates the likely percentage change in a bond's price given a 1% movement in interest rates.

A Look at the Portfolio

     As of December 31, 1995, stocks comprised approximately 60% of net assets while bonds accounted for about 30% of net assets. The remainder was cash. Early in the year, we slightly increased the percentage allocated to stocks to maximize our participation in the equity market during the past year.

     Our stock holdings in financial companies, industrial conglomerates and multinational consumer growth businesses benefited from falling long-term interest rates, a decline in the value of the dollar and stronger than expected corporate earnings. The weak dollar helped U.S. exporters by making products cheaper for foreigners to buy. Our bond portfolio was aided by a declining inflation rate and a slow U.S. economy, both of which prompted the Federal Reserve Board to reduce short-term interest rates.

--------------------------------------------------------------------------------
Multiple Strategy Series Investment Objective
Seeks a balance of capital appreciation, income and preservation of capital by strategically allocating assets using an income-oriented valuation strategy to select stocks and bonds that we believe demonstrate potential for income and capital growth.
--------------------------------------------------------------------------------
8

Investment Outlook

     Although long-term economic trends remain favorable in our opinion, the sharp and rapid price appreciation of both stocks and bonds during the past year was unusual, and investors should not expect such strong performance without interruption, year after year. Since the Multiple Strategy Series invests in both stocks and bonds, we have compared the Series' performance in the chart below with both the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index.

     When price appreciation from stocks or bonds is hard to come by, stock dividends and the income generated by bonds can take on a much greater role in generating total return. We believe many companies are in a strong position to increase the cash dividends paid on their stock since, in 1995, just 40% of corporate profits were paid out as cash dividends, the lowest level since the 1990s.

     We believe the Federal Reserve Board will continue to ease credit modestly to bolster the U.S. economy and therefore interest rates are more likely to decline than rise in the coming months. This outlook leads us to conclude that the high quality bonds in the Series have the potential to perform relatively well because of the strong income they generate.


$10,000 Initial Investment* July 28, 1988 through December 31, 1995

                                                        Lehman Brothers
                  Multiple Strategy      S&P 500      Government/Corporate
                        Series          Stock Index         Bond Index
Jul. 28 '88            $10,000            $10,000            $10,000
Dec. 31 '88            $10,160            $10,365            $10,317
Dec. 31 '89            $11,846            $13,639            $11,786
Dec. 31 '90            $11,825            $13,212            $12,762
Dec. 31 '91            $14,968            $17,231            $14,820
Dec. 31 '92            $17,041            $18,540            $15,944
Dec. 31 '93            $18,435            $20,406            $17,703
Dec. 31 '94            $18,408            $20,663            $17,081
Dec. 31 '95            $23,301            $28,402            $20,368

Multiple Strategy Series
Average Annual Total Returns*
-----------------------------
Lifetime                +12.06%
Five Years              +14.53%
One Year                +26.58%
   Through December 31, 1995

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Multiple Strategy Series, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index for the period from the Series' inception on July 28, 1988 through December 31, 1995. All dividends and capital gains were reinvested. Each Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart.

*Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity prospectus.

Growth Series

Portfolio Strategy and Performance in 1995

     We are pleased to report that the Growth Series provided a total return of +29.53%* in 1995 (with capital gains and dividends reinvested). This was better than the +27.97% total return of the NASDAQ Industrial Index, an unmanaged portfolio of small and mid-size companies that reflects the Series' investment focus. The Standard & Poor's 500 Index provided a +37.58% total return.

     Low inflation, strong earnings expectations and investor enthusiasm for the technology sector contributed to the Series' performance.

     The Growth Series is managed with the goal of providing capital appreciation over time. In selecting investments for the portfolio, we search for stocks of small and mid-size companies that show a history of profitability, leadership within their industries, strong balance sheets and management teams, and the potential to continue growing rapidly.

     We look at each company individually and meet with its management, visit its plants, analyze the product or service, talk to customers and review the competition. We require a consistent track record of growth in quarterly earnings and market share.

A Look at the Portfolio
     Overall, our portfolio was broadly diversified--with technology, health care and consumer stocks representing about two-thirds of the Series' net assets. We tend to avoid cyclical companies and take a long-term view of the market. We focus on classic growth industry sectors that have historically provided consistent returns.

     Technology was one of the more volatile market sectors in 1995 and with a slower growing economy our focus was on companies that we believe are not dependent on overall economic growth. These included companies that specialize in linking together groups of computers rather than companies that produce commodity items such as basic semiconductors. Technology stocks rallied sharply in the spring and early summer as the market expected that the use of personal computers and on-line services would increase following the introduction of new software. By year's end, however, the rally began to fade as earnings of some cyclical technology companies did not meet the market's expectations.

     During the year, our health care stocks advanced amid merger activity and cost-cutting efforts by hospitals and medical service providers. We expect that increasing competition and consumer demand for better and more affordable service will force the industry to be more efficient.

     The retail sector did not perform as well as the market and was a disappointment for the Series' portfolio. We reduced our position in this sector and focused on those companies that we believe have successfully adapted to the consumer's focus on "value"--a trend that appears to be the product of stagnant real wages and shifting social priorities.

------------------------------------------------------------------------------
Growth Series Investment Objective
Seeks long-term capital appreciation by investing primarily in stocks and convertible securities that in the investment manager's opinion, are of superior quality.
------------------------------------------------------------------------------

Investment Outlook
     Although many of the companies within our area of focus had substantial price appreciation in 1995, overall the small- and mid-capitalization companies underperformed large-cap companies. The Dow Jones Industrial Average--an unmanaged portfolio of 30 large stocks--rose +36.89%, marking only the eighth time since the mid-1920s that this Index has risen more than 30% in value in a single year.

     Larger companies tend to be more export-oriented than smaller businesses and thus their earnings tend to be affected more by the value of the dollar. The dollar declined in value in the first half of 1995--making export products cheaper for foreigners to buy--boosting the earnings of large companies. In recent months, however, the dollar has rebounded in value, which could make the earnings potential of smaller companies relatively more attractive.

     Looking forward, we believe that more investors will be attracted to smaller companies with a record of steady growth whose prices do not currently reflect the company's earnings growth potential. While the future can never be predicted, we believe our "fundamental" approach to investing--one that emphasizes long-term growth trends, earnings consistency and strong management--has the potential to outperform strategies that rely solely on the short-term price momentum of a company's stock.

$10,000 Initial Investment* July 2, 1991 through December 31, 1995

                                           NASDAQ
                                         Industrial          S&P 500
                    Growth Series          Index           Stock Index
Jul.  2 '91            $10,000            $10,000            $10,000
Dec. 31 '91            $11,030            $12,011            $10,894
Dec. 31 '92            $11,250            $13,015            $11,722
Dec. 31 '93            $12,550            $14,469            $12,902
Dec. 31 '94            $12,106            $13,537            $13,064
Dec. 31 '95            $15,681            $17,324            $17,957

Growth Series
Average Annual Total Returns*
-----------------------------
Lifetime                 +10.58%
One Year                 +29.53%
   Through December 31, 1995

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Growth Series, the S&P 500 Index and the NASDAQ Industrial Index for the period from the Series' inception on July 31, 1991 through December 31, 1995. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart.

*Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity prospectus.

International Equity Series

Portfolio Strategy and Performance in 1995
     While the returns available from some European countries were very strong, few of the established international stock markets kept pace with soaring U.S. equity prices in 1995, even after adjusting for currency fluctuations.

     Still, the International Equity Series provided a total return of +13.98%* (with capital gains and dividends reinvested) that was substantially higher than the +9.4% total return of the benchmark Morgan Stanley Europe Australia Far East (EAFE) Index. The generally weak performance of the U.S. dollar in 1995 enhanced the Series' and the Index' return by making investments denominated in other currencies worth more in dollars.

     The Series outperformed the EAFE Index in part because it was overweighted in the United Kingdom, whose FT-SE 100 Index rose +25.7% (the Financial Times-Stock Exchange Index represents the market capitalization of 100 large public companies). The Series was also underweighted in Japan, where the benchmark Nikkei Index rose only +1.4%.

     International Equity Series seeks to avoid undue risk to principal by diversifying among companies in established markets and by limiting holdings in markets we believe to be overvalued or particularly risky due to economic or political instability.

     We generally favor stocks with higher than average dividend yields. We believe dividend income can help protect investors in two ways. First, this focus leads us to stocks of relatively stable, large and mid-size companies, while avoiding smaller, and in our opinion, riskier companies. And second, income can help to cushion losses when stock prices fall.

A Look at the Portfolio
     Many of our investments in European countries such as the United Kingdom, the Netherlands and Belgium performed well. Investments in the U.K. represented about 27% of net assets as of December 31, 1995 and included a major airline, food processors, retailers and an entertainment company that operates "pubs."

     Companies based in the British Commonwealth countries of Australia, New Zealand and Canada represented another 15% of net assets and generally performed well. These countries benefited from low inflation and/or government efforts to reform fiscal policy.

     The Series did not participate in the robust markets of Sweden and Switzerland, Europe's best performing markets in 1995. We did not own any stocks in these countries because they generally did not fit the Series' income-oriented selection criteria.

     Our Japanese stocks--about 14% of net assets consisted primarily of technology stocks whose earnings were driven by exports to countries such as the U.S. These stocks generally outperformed the Nikkei and made a positive contribution to the performance of the Series.

--------------------------------------------------------------------------------
    International Equity Series Investment Objective
    Seeks long-term growth without undue risk to principal by investing primarily in stocks of foreign issuers providing the potential for capital appreciation and income.
--------------------------------------------------------------------------------
12

Investment Outlook
     Overall, the Series expects to maintain a higher concentration in Europe than the EAFE Index. This is based on our belief that European economic growth will remain strong compared to Japan. In our opinion, European companies could surprise securities analysts with better-than-expected profits, as U.S. companies did early in fiscal 1995. We base this expectation on our observation that interest rates and inflation in Europe are declining. European companies are also reducing overhead and other costs to improve productivity.

     Although the Japanese market rebounded in the later months of 1995, we remain wary of this market. Many banks continue to have their debt ratings downgraded by bond rating services amid continuing problems with bad loans. We believe a "credit crunch" will continue to affect the ability of Japanese industrial companies in Japan to expand.

     In general, we believe established markets around the world stand to benefit in the years ahead from what we see as very favorable long-term developments in the 1990s--the disappearance of socialist regimes, the privatization of state enterprises, the gradual breakdown of trade barriers and the peaceful resolution of international disputes.

$10,000 Initial Investment* October 29, 1992 through December 31, 1995

                        International   Morgan Stanley Europe
                           Equity        Asia Far East (EAFE)
                           Series               Index
Oct. 29 '92               $10,000              $10,000
Dec. 31 '92               $10,030              $10,152
Mar. 31 '93               $10,090              $11,379
Jun. 30 '93               $10,150              $12,533
Sept. 30 '93              $10,801              $13,373
Dec. 31 '93               $11,632              $13,497
Mar. 31 '94               $11,669              $13,978
Jun. 30 '94               $11,810              $14,701
Sept. 30 '94              $12,042              $14,725
Dec. 31 '94               $11,931              $14,585
Mar. 31 '95               $12,323              $14,855
Jun. 30 '95               $12,499              $14,988
Sept. 30 '95              $13,225              $15,625
Dec. 31 '95               $13,609              $16,270

International Equity Series
Average Annual Total Returns*
-----------------------------
Lifetime                  +10.17%
One Year                  +13.98%
   Through December 31, 1995

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the International Equity Series and the Morgan Stanley Europe Asia Far East (EAFE) Index for the period from the Series' inception on October 29, 1992 through December 31, 1995. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart.

*Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity prospectus.

The Emerging Growth Series

Portfolio Strategy and Performance in 1995
     We are pleased to report that the Emerging Growth Series provided a strong total return +39.21%* in its second complete year of operation. The Series outperformed the NASDAQ Industrial Index, an unmanaged portfolio of small and mid-size companies that rose +27.97% in value in 1995.

     We identify changes in the American marketplace and strive to position the portfolio in companies that are likely to profit from these trends. The strategy is a "bottom up" approach to the market, meaning that we evaluate each company individually and decide whether or not to buy it on its merits and ability to meet changing trends rather than broad expectations for the economy or for the stock market.

     The Series' goal is to identify companies that can "stand on their own" through new products or services regardless of the market environment. Overall, in 1995, the performance of small-cap stocks was led by emerging "information superhighway" and biotechnology companies. Investors speculated that the Internet--a global, interactive information exchange system--has the potential to revolutionize communications and were attracted to companies linked to this new technology.

A Look at the Portfolio
     Stocks in the Series' portfolio generally have higher price-to-earnings ratios than other stock groups and, therefore, tend to be more sensitive to interest rate moves. We focus on companies in the early stages of their growth cycles. These companies tend to be smaller, with names that are not widely recognized or researched by the investment community.

     At the beginning of the calendar year, the Series had approximately 54% of its net assets in cash, reflecting the relative newness of the Series. We substantially reduced cash to 26% of net assets by year end as we found investment opportunities in technology, health care and consumer services.

     Our participation in the technology sector has been conservative, with a focus on hardware, software and communications companies whose earnings growth is not dependent on overall economic growth. Thus we did not have a large commitment to cyclical technology companies such as semiconductor manufacturers.

--------------------------------------------------------------------------------
Emerging Growth Series Investment Objective
Seeks long-term capital appreciation by investing primarily in common stocks and convertible securities of emerging and other growth-oriented companies which we believe are responsive to changes in the marketplace and have fundamental characteristics to support growth.
--------------------------------------------------------------------------------
14

Investment Outlook
     We believe that the recent cycle of strong performance for large stocks may be slowing due to an anticipated peak in earnings momentum for that sector, relative to small stocks. The Series' management sees this as a potential opportunity for small stocks to perform relatively well by comparison.

     Small company stocks will always involve short-term risk as prices rise and fall, and these risks are generally greater than the risks associated with established companies. However, the potential rewards have also generally been greater, especially for investors who take a long-term oriented approach and maintain a well-diversified portfolio.

     While the future can never be predicted, the Series' 1995 results marked a sharp turnaround from a flat 1994. We believe our disciplined approach to small-cap investing has positioned the Series' portfolio well for the year ahead.

$10,000 Initial Investment* December 27, 1993 through December 31, 1995

                          Emerging              NASDAQ
                           Growth             Industrial
                           Series               Index
Dec. 27 '93               $10,000              $10,000
Dec. 31 '93               $10,200              $10,000
Mar. 31 '94               $10,060              $ 9,668
Jun. 30 '94               $ 9,790              $ 8,864
Sept. 30 '94              $10,220              $ 9,648
Dec. 31 '94               $10,160              $ 9,356
Mar. 31 '95               $10,784              $ 9,951
Jun. 30 '95               $11,995              $10,985
Sept. 30 '95              $13,670              $12,184
Dec. 31 '95               $14,144              $11,974

  Emerging Growth Series
Average Annual Total Returns*
-----------------------------
Lifetime                 +18.79%
One Year                 +39.21%
   Through December 31, 1995

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Emerging Growth Series and the NASDAQ Industrial Index for the period from the Series' inception on December 27, 1993 through December 31, 1995. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart.

*Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees and the expense limitation removed. For more information about fees, consult your variable annuity prospectus.

Value Series

Portfolio Strategy and Summary of Performance in 1995
     The Series generally invests in companies with a market capitalization of between $100 million and $3 billion. We tend to be attracted to companies whose stocks are trading near or at the low end of their historical valuations. Our goal is to distinguish between companies that are simply cheap and those whose management is improving shareholder value in ways likely to be recognized by the market within a reasonable time.

     During the past year, the Series provided a total return of +23.85%*, a marked improvement from 1994, the Series' first full year of operation and a period when interest rates were rising sharply.

     Our "value" stock niche benefited from falling interest rates in 1995, although this segment's performance was eclipsed by the very strong performance of stocks that fit the parameters of portfolio managers employing a "growth" strategy--that is, a focus on companies with accelerating earnings or sales. "Growth" companies typically trade at higher prices relative to earnings than does the overall stock market.

     The Series' "value" portfolio contains many stocks whose price relative to the company's book value--that is, the company's net worth for accounting purposes--is lower than the price-to-book ratio of stocks in the S&P 500 Index and Russell 2000 Index, unmanaged portfolios that reflect large and small- to mid-size capitalization companies, respectively.

A Look at the Portfolio
     During the year, we took several steps to position the Series to benefit from market developments we believe may occur in 1996 as well as concentrate our efforts in sectors that appear to offer the most value.

        . We reduced the number of portfolio holdings so the Series' management and research team could devote more time to each stock we select and hold. However, we remained well-diversified within the small-cap "value" segment of the market.

        . Our research efforts led us to purchase more stocks of health care and selected consumer service businesses. This allowed us to reduce our cash position from 69% of net assets, a position that reflected the relative newness of the Series, to 9.9% of net assets as of December 31, 1995.

        . We sold our position in commodity and basic materials companies such as steel and natural resources, businesses that tend to be adversely affected by economic slowdowns to a greater degree than the overall U.S. economy.

------------------------------------------------------------------------------
Value Series Investment Objective
Seeks capital appreciation by investing primarily in common stocks and convertible securities whose market value, in our opinion, appears low relative to underlying value or future earnings or growth potential. Emphasis is placed on companies that may be temporarily out-of-favor or whose value is not yet recognized by the market.
-----------------------------------------------------------------------------

Investment Outlook
     In the coming months, large companies may find it difficult to improve upon the robust earnings they enjoyed in 1995 given that U.S. economic growth has slowed and the value of the U.S. dollar has recently rebounded, potentially making exports slightly more expensive. On a relative basis, the earnings growth of selected small companies--especially those whose fortunes appear to be rising--may begin to attract investors.

     Despite the sharp gain in stock prices in 1995, we continue to find well-managed companies whose stocks, in our opinion, are trading at discounted prices. We believe the Series can benefit as the stock market moves into a new cycle that we think will favor "value" investments.

$10,000 Initial Investment* December 27, 1993 through December 31, 1995

                           Value             Russell 2000
                           Series              Index
Dec. 27 '93               $10,000              $10,000
Dec. 31 '93               $10,000              $10,000
Mar. 31 '94               $10,140              $ 9,735
Jun. 30 '94               $ 9,980              $ 9,356
Sept. 30 '94              $10,470              $10,005
Dec. 31 '94               $10,210              $ 9,818
Mar. 31 '95               $10,639              $10,270
Jun. 30 '95               $11,180              $11,233
Sept. 30 '95              $12,069              $12,342
Dec. 31 '95               $12,744              $12,610

       Value Series
Average Annual Total Returns*
-----------------------------
Lifetime                   +12.80%
One Year                   +23.85%
    Through December 31, 1995

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Value Series and the Russell 2000 Index for the period from the Series' inception on December 27, 1993 through December 31, 1995. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart.

*Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity prospectus.

Money Market Series
     In 1995, long-term and intermediate-term interest rates fell much faster than short-term interest rates as inflation fears subsided and U.S. economic growth slowed. This trend helped the Money Market Series preserve some of the yield increases that occurred on short-term investments in 1994 when the Federal Reserve Board sharply raised its target for the Federal Funds rate--the rate banks charge each other for overnight loans.

     Still, falling interest rates did have a negative effect on the Series. As of December 31, 1995, the yield on a three month U.S. Treasury Bill stood at 5.07%, down from 5.68% a year earlier. By the end of 1995, the yields available on short-term commercial paper--short-term obligations of corporations which represent the most significant component of the Series' portfolio and generally offer higher yields than Treasuries--had also declined by a similar amount.

     The Money Market Series provided a total return of +5.48% for the year ended December 31, significantly better than its five year average return of +4.09%.

     Keep in mind that your annuity investment is tax-deferred and compounds without taxation, unlike income from directly owned U.S. Treasury Bills or commercial paper, which are subject to federal income tax for the year income is received. Your annuity investment helps you keep more of the interest you earn working for you.

     Although there is no guarantee that money market funds can maintain a constant share value, when interest rates rise, a short-term investment such as the Money Market Series can provide the benefit of more income without the declining principal value that longer-term bonds typically experience.

Yield Outlook
     We believe that interest rates, especially short-term rates, are more likely to decline than rise in the months ahead. While such an environment does not bode well for money market yields, investors can take some comfort in government statistics that show the growth rate in consumer prices is also on the decline. This is important because it means the money you've invested in this Series is not losing ground to inflation--a very distinct risk of short-term investments.

     While not designed for most investors' long-term goals, money market funds can make sense as a small component of a diversified long-term portfolio since such funds generally provide a relatively stable source of income.

Money Market Series
Average Annual Total Returns
Lifetime                    +5.35%
Five Years                  +4.09%
One Year                    +5.48%
    Through December 31, 1995

Past performance is not a guarantee of future results. Yields will fluctuate and are not guaranteed. An investment in the Series is neither insured nor guaranteed by the U.S. Government.

The average annual returns reflect reinvestment of all dividends. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees and the expense limitation removed. For more information about fees, consult your variable annuity prospectus.

--------------------------------------------------------------------------------
Money Market Series Investment Objective
Seeks to provide maximum income which preserving principal and maintaining liquidity. While every effort will be made to maintain a fixed net asset value, there can be no assurance that this objective will be achieved.
--------------------------------------------------------------------------------

Delaware Group Premium Fund, Inc.-Equity/Income Series
Statement of Net Assets
December 31, 1995

                                                                                    Number            Market
                                                                                  of Shares           Value
COMMON STOCK-96.80%
Aerospace & Defense-1.42%
General Dynamics...........................................................         26,200         $  1,549,075
                                                                                                   ------------
                                                                                                      1,549,075
                                                                                                   ------------
Automotives & Automotive Parts-4.21%
Chrysler...................................................................         37,041            2,051,145
Ford Motor.................................................................         43,800            1,270,200
Genuine Parts..............................................................         30,800            1,262,800
                                                                                                   ------------
                                                                                                      4,584,145
                                                                                                   ------------
Banking, Finance & Insurance-22.05%
American General...........................................................         32,200            1,122,975
AmSouth Bancorporation.....................................................         25,000            1,009,375
Aon........................................................................         35,950            1,793,006
Bank of Boston.............................................................         29,800            1,378,250
Beneficial.................................................................         25,000            1,165,625
Block (H&R)................................................................         37,500            1,518,750
Chase Manhattan............................................................         28,600            1,733,875
CIGNA......................................................................         12,100            1,249,325
CoreStates Financial.......................................................          4,200              159,075
Crestar Financial..........................................................         21,300            1,259,363
First Chicago NBD..........................................................         36,625            1,446,688
Fleet Financial Group......................................................         35,100            1,430,325
Marsh & McLennan...........................................................         11,400            1,011,750
Mellon Bank................................................................         24,700            1,327,625
Meridian Bancorp...........................................................         41,500            1,932,344
St. Paul...................................................................         26,200            1,457,375
UJB Financial..............................................................         42,700            1,526,525
U.S. Bancorp...............................................................         45,200            1,517,025
                                                                                                   ------------
                                                                                                     24,039,276
                                                                                                   ------------
Cable, Media & Publishing-2.45%
McGraw-Hill................................................................         30,600            2,666,025
                                                                                                   ------------
                                                                                                      2,666,025
                                                                                                   ------------
                                                                                    Number            Market
                                                                                  of Shares           Value
COMMON STOCK (Continued)
Chemicals-9.19%
Dow Chemical...............................................................         11,000         $    774,125
DuPont (E.I.) deNemours....................................................         38,400            2,683,200
Imperial Chemical-SP ADR...................................................         29,700            1,388,475
Monsanto...................................................................         21,000            2,572,500
Occidental Petroleum.......................................................         43,300              925,538
Witco......................................................................         57,300            1,676,025
                                                                                                   ------------
                                                                                                     10,019,863
                                                                                                   ------------
Electronics & Electrical-5.69%
General Electric...........................................................         39,700            2,858,400
Pitney Bowes...............................................................         50,800            2,387,600
Thomas & Betts.............................................................         12,900              951,375
                                                                                                   ------------
                                                                                                      6,197,375
                                                                                                   ------------
Energy-11.60%
Amoco......................................................................         28,100            2,019,688
Atlantic Richfield.........................................................         10,300            1,140,725
Exxon......................................................................         32,600            2,612,075
Imperial Oil Limited.......................................................         25,800              932,025
McDermott International....................................................         14,700              323,400
Sonat......................................................................         45,700            1,628,063
Tenneco....................................................................         27,400            1,359,725
Ultramar...................................................................         59,500            1,532,125
Williams...................................................................         25,000            1,096,875
                                                                                                   ------------
                                                                                                     12,644,701
                                                                                                   ------------
Food, Beverage & Tobacco-7.12%
General Mills..............................................................         18,900            1,091,475
Heinz (H.J.)...............................................................         63,500            2,103,438
Philip Morris..............................................................         27,200            2,461,600
RJR Nabisco Holdings.......................................................         41,840            1,291,810
UST........................................................................         24,300              811,013
                                                                                                   ------------
                                                                                                      7,759,336
                                                                                                   ------------

Equity/Income Series
Statement of Net Assets (Continued)

                                                                                    Number            Market
                                                                                  of Shares           Value
COMMON STOCK (Continued)
Healthcare & Pharmaceuticals-9.06%
American Home Products.....................................................         21,800         $  2,114,600
Bristol-Myers Squibb.......................................................         24,700            2,121,113
Glaxo Wellcome PLC-SP ADR..................................................         44,000            1,243,000
Pharmacia & Upjohn.........................................................         15,000              581,250
SmithKline Beecham PLC-SP ADR Unit.........................................         34,300            1,903,650
Warner-Lambert.............................................................         19,700            1,913,363
                                                                                                   ------------
                                                                                                      9,876,976
                                                                                                   ------------
Industrial Machinery-2.88%
Cooper Industries..........................................................         42,300            1,554,525
Minnesota Mining & Manufacturing...........................................         24,000            1,590,000
                                                                                                   ------------
                                                                                                      3,144,525
                                                                                                   ------------
Paper & Forest Products-3.70%
Federal Paper Board........................................................         18,000              933,750
Kimberly-Clark.............................................................         22,500            1,861,875
Union Camp.................................................................         26,000            1,238,250
                                                                                                   ------------
                                                                                                      4,033,875
                                                                                                   ------------
Real Estate-1.83%
Liberty Property Trust.....................................................         45,000              933,750
Simon Property Group.......................................................         43,700            1,065,188
                                                                                                   ------------
                                                                                                      1,998,938
                                                                                                   ------------
Retail-3.27%
May Department Stores......................................................         22,800              963,300
Penney (J.C.)..............................................................         54,700            2,605,088
                                                                                                   ------------
                                                                                                      3,568,388
                                                                                                   ------------

                                                                                    Number            Market
                                                                                  of Shares           Value
COMMON STOCK (Continued)
Transportation and Related-1.88%
Union Pacific..............................................................         31,000         $  2,046,000
                                                                                                   ------------
                                                                                                      2,046,000
                                                                                                   ------------
Utilities-10.45%
ALLTEL.....................................................................         43,100            1,271,450
BellSouth..................................................................         27,000            1,174,500
Consolidated Edison Company of New York....................................         10,700              342,400
Frontier...................................................................         51,500            1,545,000
GTE........................................................................         29,700            1,306,800
Houston Industries.........................................................         62,400            1,513,200
NYNEX......................................................................         16,000              864,000
Royal PTT Nederland-SP ADR.................................................         40,000            1,450,000
SBC Communications.........................................................         23,800            1,368,500
Texas Utilities............................................................         13,600              559,300
                                                                                                   ------------
                                                                                                     11,395,150
                                                                                                   ------------
Total Common Stock (cost $90,523,875)......................................                         105,523,648
                                                                                                   ------------
CONVERTIBLE PREFERRED STOCK-0.61%
Freeport McMoRan Copper & Gold 7.00% pfd cv................................         23,000              661,250
                                                                                                   ------------
Total Convertible Preferred Stock
  (cost $629,493)..........................................................                             661,250
                                                                                                   ------------

Equity/Income Series
Statement of Net Assets (Continued)

                                                                                Principal            Market
                                                                                  Amount             Value
REPURCHASE AGREEMENTS-2.45%
With Chase Manhattan 5.60% 1/2/96 (dated
  12/29/95, collateralized by $510,000
  U.S. Treasury Notes 7.875% due 7/31/96,
  market value $534,249 and $352,000
  U.S. Treasury Notes 7.00% due 9/30/96,
  market value $362,006)...................................................       $874,000         $    874,000
With Morgan (J.P.) 5.75% 1/2/96 (dated 12/29/95,
  collateralized by $548,000 U.S. Treasury Notes
  6.00% due 8/31/97, market value $565,479 and
  $335,000 U.S. Treasury Notes 7.375% due
  11/15/97, market value $351,145).........................................        898,000              898,000
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 5.875% 1/2/96 (dated 12/29/95,
  collateralized by $500,000 U.S. Treasury Notes
  7.50% due 12/31/96, market value $529,778 and
  $373,000 U.S. Treasury Notes 6.875% due
  2/28/97, market value $388,117)..........................................       $899,000         $    899,000
                                                                                                   ------------
Total Repurchase Agreements
  (cost $2,671,000)........................................................                           2,671,000
                                                                                                   ------------



TOTAL MARKET VALUE OF SECURITIES OWNED-99.86% (cost $93,824,368)...........                         108,855,898

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.14%......................                             147,558
                                                                                                   ------------
NET ASSETS APPLICABLE TO 7,348,563 SHARES ($0.01 PAR VALUE) OUTSTANDING;
  EQUIVALENT TO $14.83 PER SHARE-100.00%...................................                        $109,003,456
                                                                                                   ============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1995
Common stock, $.01 par value, 500,000,000 authorized to the
  Fund with 50,000,000 allocated to the Series.............................                        $ 84,357,520
Accumulated undistributed:
  Net investment income....................................................                             852,092
  Net realized gain on investments.........................................                           8,762,314
  Net unrealized appreciation of investments...............................                          15,031,530
                                                                                                   ------------
Total net assets...........................................................                        $109,003,456
                                                                                                   ============

                            See accompanying notes

Delaware Group Premium Fund, Inc.-High Yield Series
Statement of Net Assets
December 31, 1995

                                                                                   Principal             Market
                                                                                      Amount              Value
CORPORATE BONDS-84.91%
Aerospace & Defense-1.69%
Alliant Techsystems 11 3/4% sr sub notes 2003..............................         $500,000       $   550,625
K&F Industries 13 3/4% sr sub debs 2001....................................          389,000           408,936
                                                                                                   -----------
                                                                                                       959,561
                                                                                                   -----------
Automobile/Auto Equipment-4.42%
Aftermarket Tech. 12% sr sub notes 2004....................................          500,000           530,000
American General 12 7/8% sr notes 2002.....................................          300,000           301,500
Exide 10 3/4% sr notes 2002................................................          100,000           108,250
Exide 0%/12 1/4% sr sub deb 2004...........................................          400,000           337,000
Exide 10% sr notes 2005....................................................          400,000           432,000
Harvard Industries 11 1/8% sr notes 2005...................................          150,000           152,250
SPX 11 3/4% sr sub notes 2002..............................................          600,000           643,500
                                                                                                    ----------
                                                                                                     2,504,500
                                                                                                    ----------
Banking, Finance & Insurance-0.79%
Bankers Life Holding 13% sr sub notes 2002.................................          200,000           228,750
Life Partners Group 12 3/4% sr sub notes 2002..............................          200,000           217,000
                                                                                                    ----------
                                                                                                       445,750
                                                                                                    ----------
Buildings & Materials-3.09%
American Standard 10  7/8% sr notes 1999...................................          400,000           441,000
Eagle Industries 0%/10  1/2% sr notes 2003.................................          500,000           417,500
Schuller International Group 10  7/8%
  sr notes 2004............................................................          300,000           337,500
Southdown 14% sr sub notes 2001............................................          500,000           553,125
                                                                                                     ---------
                                                                                                     1,749,125
                                                                                                     ---------
Cable, Media & Publishing-10.03%
Allbritton Communications 11  1/2%
  sr sub debs 2004.........................................................          150,000           158,250
Cablevision Industries 9  1/4% sr debs 2008................................          200,000           214,000
Century Communications 9  3/4% sr notes 2002...............................          750,000           780,000
Century Communications 11  7/8% sr
  sub debs 2003............................................................          400,000           430,500
*Continental Cablevision 8.3% sr notes 2006................................          500,000           503,125
Continental Cablevision 9% sr debs 2008....................................          500,000           525,000
Infinity Broadcasting 10  3/8%
  sr sub notes 2002........................................................          250,000           269,375
K-III Communications 10  5/8% sr sec
  notes 2002...............................................................          490,000           521,850

                                                                                   Principal             Market
                                                                                      Amount              Value
CORPORATE BONDS (Continued)
Cable, Media & Publishing (Continued)
Lamar Advertising 11% sr sec notes 2003....................................       $  450,000       $   464,625
Marcus Cable 0%/14  1/4% sr disc notes 2005................................          800,000           544,000
Rogers Cablesystems 10% sr sec debs 2007...................................          440,000           473,550
Rogers Cablesystems 11% notes 2015.........................................          270,000           291,263
*Sullivan Graphics 12 3/4% sr sub notes 2005...............................          500,000           501,250
                                                                                                   -----------
                                                                                                     5,676,788
                                                                                                   -----------
Chemicals-7.60%
Berry Plastic 12 1/4% sr sub notes 2004....................................          400,000           423,000
Foamex LP 11  7/8% sr sub debs 2004........................................          400,000           399,000
G-I Holdings 0% sr disc notes 1998.........................................        1,200,000           912,000
Huntsman 10  5/8% 1st mtg notes 2001.......................................          816,000           913,920
NL Industries 11 3/4% sr sec notes 2003....................................          265,000           283,881
NL Industries 0%/13% sr sec disc notes 2005................................          600,000           463,500
Polymer Group 12 1/4% sr notes 2002........................................          625,000           645,313
UCC Investors Holdings 0%/12%
  sub disc notes 2005......................................................          350,000           263,375
                                                                                                     ---------
                                                                                                     4,303,989
                                                                                                     ---------
Computer/Technology-2.71%
ADT Operations 9 1/4% sr sub notes 2003....................................        1,000,000         1,070,000
MagneTek 10  3/4% sr sub debs 1998.........................................          300,000           309,000
Unisys 13  1/2% notes 1997.................................................          160,000           152,800
                                                                                                    ----------
                                                                                                     1,531,800
                                                                                                    ----------
Consumer Products-3.29%
American Safety Razor 9  7/8% sr notes 2005................................          400,000           408,000
*Calmar 11  1/2% sr sub notes 2005.........................................          500,000           505,625
Dictaphone 11  3/4% sr sub notes 2005......................................          400,000           388,000
Mafco 11  7/8% sr sub notes 2002...........................................          250,000           255,938
*Remington Arms 10% sr sub notes 2003......................................          350,000           304,500
                                                                                                     ---------
                                                                                                     1,862,063
                                                                                                     ---------
Energy-2.68%
Ferrellgas Partners LP 10% sr notes 2001...................................        1,000,000         1,070,000
Global Marine 12  3/4% notes 1999..........................................          400,000           448,000
                                                                                                     ---------
                                                                                                     1,518,000
                                                                                                     ---------
Food, Beverage & Tobacco-0.77%
Specialty Foods 11  1/8% sr notes 2002.....................................          450,000           436,500
                                                                                                     ---------
                                                                                                       436,500
                                                                                                     ---------

22

High Yield Series
Statement of Net Assets (Continued)

                                                                                   Principal             Market
                                                                                      Amount              Value
CORPORATE BONDS (Continued)
Healthcare & Pharmaceuticals-3.81%
HEALTHSOUTH Rehabilitation 9 1/2%
  sr sub notes 2001........................................................       $  500,000       $   536,250
Tenet Healthcare 10 1/8% sr sub notes 2005.................................        1,460,000         1,620,600
                                                                                                   -----------
                                                                                                     2,156,850
                                                                                                   -----------
Industrial Machinery-2.78%
*Coinmach 11  3/4% sr notes 2005...........................................          500,000           506,250
IMO Industries 12% sr sub debs 2001........................................          550,000           562,375
*Norcal Waste System 12  1/2% sr sub notes 2005............................          500,000           505,000
                                                                                                   -----------
                                                                                                     1,573,625
                                                                                                   -----------
Leisure, Lodging & Entertainment-4.20%
Aztar 13  3/4% sr sub notes 2004...........................................          250,000           278,750
Cinemark USA 12% sr notes 2002.............................................          200,000           218,250
Coleman Holdings 0% sr sec disc notes 1998.................................          700,000           567,000
MGM Grand Hotel 11  3/4% 1st mtg notes 1999................................          100,000           106,500
MGM Grand Hotel 12% 1st mtg notes 2002.....................................          150,000           165,000
NWCG Holdings 0% sr sec disc notes 1999....................................          600,000           415,500
Six Flags Theme Parks 12  1/4%
  sr sub disc notes 2005...................................................          800,000           626,000
                                                                                                     ---------
                                                                                                     2,377,000
                                                                                                     ---------
Metals & Mining-10.99%
Acme Metals 12  1/2% sr notes 2002.........................................          500,000           501,250
AK Steel 10  3/4% sr notes 2004............................................          750,000           829,688
Algoma Steel 12  3/8% 1st mtg notes 2005...................................          400,000           361,000
GS Technologies 12% sr notes 2004..........................................        1,100,000         1,102,750
GS Technologies 12  1/4% sr notes 2005.....................................          750,000           752,813
Inland Steel 12  3/4% notes 2002...........................................          400,000           446,000
Interlake 12% sr sub notes 2001............................................          400,000           405,000
Kaiser Aluminum 12  3/4% sr sub notes 2003.................................          400,000           441,000
Maxxam Group 14% sr sub notes 2000.........................................           83,000            86,943
Maxxam Group 11  1/4% sr sec notes 2003....................................          950,000           944,063
NS Group 13  1/2% sr sec notes 2003........................................          400,000           352,000
                                                                                                     ---------
                                                                                                     6,222,507
                                                                                                     ---------
Packaging & Containers-5.23%
Ivex Packaging 12  1/2% sr sub notes 2002..................................          450,000           477,563
Owens-Illinois 11% debs 2003...............................................        1,000,000         1,132,500
Silgan Holdings 0%/13  1/4% sr disc debs 2002..............................          950,000           912,000
U.S. Can 13  1/2% sr sub notes 2002........................................          400,000           438,500
                                                                                                     ---------
                                                                                                     2,960,563
                                                                                                     ---------

                                                                                   Principal             Market
                                                                                      Amount              Value
CORPORATE BONDS (Continued)
Paper & Forest Products-8.83%
Crown Paper 11% sr sub notes 2005..........................................       $  400,000       $   351,000
Doman Industries 8  3/4% sr notes 2004.....................................        1,000,000           950,000
Domtar 11  3/4% sr notes 1999..............................................        1,200,000         1,333,500
Pacific Lumber 10  1/2% sr notes 2003......................................          700,000           663,250
Repap Wisconsin 9  7/8% sr sec notes 2006..................................          500,000           475,000
SD Warren 12% sr sub notes 2004............................................          400,000           441,000
Stone Consolidated 10  1/4% sr sec notes 2000..............................          250,000           268,750
Stone Container 11  7/8% sr notes 1998.....................................          250,000           262,500
Stone Container 11  1/2% sr notes 2004.....................................          250,000           250,625
                                                                                                     ---------
                                                                                                     4,995,625
                                                                                                     ---------
Retail-2.84%
Fleming Companies 10  5/8% sr notes 2001...................................          500,000           498,750
General Nutrition 11  3/8% sr sub notes 2000...............................          185,000           200,956
Pathmark Stores 0%/10  3/4% jr sub notes 2003..............................          400,000           244,000
Penn Traffic 10.65% sr notes 2004..........................................          250,000           240,000
Ralph's Grocery 13  3/4% sr sub notes 2005.................................          400,000           423,500
                                                                                                     ---------
                                                                                                     1,607,206
                                                                                                     ---------
Telecommunications-6.84%
CAI Wireless System 12  1/4% sr notes 2002.................................          500,000           535,000
Comcast Cellular 0% sr notes 2000..........................................          600,000           456,000
Galaxy Telecom LP 12  3/8% sr sub notes 2005...............................          500,000           502,500
*IXC Communications 12  1/2% sr notes 2005.................................          500,000           535,000
Pronet 11  7/8% sr sub notes 2005..........................................          500,000           553,750
Rogers Cantel Mobile 11  1/8% sr sub notes 2002............................        1,200,000         1,288,500
                                                                                                     ---------
                                                                                                     3,870,750
                                                                                                    ----------
Transportation & Shipping-0.87%
Eletson Holdings 9  1/4% 1st mtg notes 2003................................          500,000           495,000
                                                                                                    ----------
                                                                                                       495,000
                                                                                                    ----------
Utilities-1.45%
Midland Funding II 13  1/4% sub sec 2006...................................          750,000           819,375
                                                                                                    ----------
                                                                                                       819,375
                                                                                                    ----------
Total Corporate Bonds (cost $46,416,957)...................................                         48,066,577
                                                                                                    ----------


High Yield Series
Statement of Net Assets (Continued)

                                                                                      Number             Market
                                                                                   of Shares              Value
CONVERTIBLE PREFERRED STOCK-0.44%
Pantry Pride $14.875 pfd...................................................            2,500       $   250,000
                                                                                                   -----------
Total Convertible Preferred Stock
  (cost $262,500)..........................................................                            250,000
                                                                                                   -----------
STOCK WARRANTS-0.01%
Berry Plastic..............................................................              400             5,000
                                                                                                   -----------
Total Stock Warrants (cost $3,600).........................................                              5,000
                                                                                                   -----------

                                                                                   Principal             Market
                                                                                      Amount              Value
REPURCHASE AGREEMENTS-11.60%
With Chase Manhattan 5.60% 1/2/96 (dated
  12/29/95, collateralized by $1,255,000
  U.S. Treasury Notes 7.875% due 7/31/96,
  market value $1,313,576 and $866,000
  U.S. Treasury Notes 7% due 9/30/96,
  market value $891,171)...................................................       $2,150,000       $ 2,150,000
With Morgan (J.P.) 5.75% 1/2/96 (dated 12/29/95,
  collateralized by $1,346,000 U.S. Treasury
  Notes 6% due 8/31/97, market value $1,389,199
  and $825,000 U.S. Treasury Notes 7.375% due
  11/15/97, market value $863,573).........................................        2,207,000         2,207,000
With PaineWebber 5.875% 1/2/96 (dated 12/29/95,
  collateralized by $1,228,000 U.S. Treasury
  Notes 7.5% due 12/31/96, market value
  $1,300,457 and $915,000 U.S. Treasury Notes
  6.875% due 2/28/97, market value $952,929)...............................        2,207,000         2,207,000
                                                                                                   -----------
Total Repurchase Agreements
  (cost $6,564,000)........................................................                          6,564,000
                                                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES OWNED-96.96% (cost $53,247,057)...........                         54,885,577
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-3.04%......................                          1,719,377
                                                                                                   -----------
NET ASSETS APPLICABLE TO 6,330,569 SHARES ($.01 PAR VALUE) OUTSTANDING;
  EQUIVALENT TO $8.94 PER SHARE-100.00%....................................                        $56,604,954
                                                                                                   ===========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1995
Common stock, $.01 par value, 500,000,000 shares authorized to the Fund
  with 50,000,000 allocated to the Series..................................                        $58,748,274
Accumulated undistributed:
  Net realized loss on investments.........................................                         (3,781,840)
  Net unrealized appreciation of investments...............................                          1,638,520
                                                                                                   -----------
Total net assets...........................................................                        $56,604,954
                                                                                                   ===========

----------------------------
*Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities amounted to $3,360,750 or 5.94% of net assets.

See accompanying notes

Delaware Group Premium Fund, Inc.-Capital Reserves Series
Statement of Net Assets
December 31, 1995

                                                                                  Principal          Market
                                                                                   Amount             Value
CORPORATE BONDS-32.58%
Allstate 5.875% 6/15/98....................................................      $  385,000        $  386,444
American General Finance 7.00% 10/1/97.....................................         520,000           532,350
Aristar 8.125% 12/1/97.....................................................         460,000           481,275
AVCO Financial Services 5.50% 5/1/98.......................................         350,000           348,688
Capital One Bank 6.66% 8/17/98.............................................         500,000           509,375
CNA Financial 6.25% 11/15/03...............................................         550,000           547,250
Columbia/HCA Healthcare 8.70% 2/10/10......................................         440,000           528,000
Federal Express 7.53% 9/23/06..............................................         306,825           326,001
Ford Motor Credit 6.25% 11/8/00............................................         600,000           607,500
General Motor Acceptance Corporation
  floating rate 5.26% 3/3/99...............................................         380,000           373,825
H.F. Ahmanson & Company 6.35% 9/1/98.......................................         700,000           711,375
ITT 6.25% 11/15/00.........................................................         240,000           242,100
ITT Hartford 6.375% 11/1/02................................................         575,000           582,188
Noranda Forest 6.875% 11/15/05.............................................         475,000           485,688
Ontario Province 6.125% 6/28/00............................................         325,000           330,281
Pep Boys 7.00% 6/1/05......................................................         535,000           559,744
Raytheon 6.50% 7/15/05.....................................................         550,000           567,188
Transamerica Finance 8.08% 11/4/99.........................................         520,000           557,700
Wendy's International 6.35% 12/15/05.......................................         420,000           424,200
                                                                                                   ----------
Total Corporate Bonds (Cost $8,823,169)....................................                         9,101,172
                                                                                                   ----------

U.S. TREASURY OBLIGATIONS-7.10%
U.S. Treasury Notes 6.375% 1/15/00.........................................       1,205,000         1,250,151
U.S. Treasury Notes 5.75% 8/15/03..........................................         725,000           734,751
                                                                                                   ----------
Total U.S. Treasury Obligations
  (Cost $1,941,201)........................................................                         1,984,902
                                                                                                   ----------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION OBLIGATIONS
  (GNMA)-13.14%
GNMA 7.50% 2023............................................................         575,572           592,479
GNMA 9.00% 2021............................................................       1,695,978         1,805,746
GNMA 10.00% 2020...........................................................         314,758           345,938
GNMA 10.50% 2019...........................................................         299,155           331,501
GNMA 11.00% 2009 to 2010...................................................         175,712           197,786
GNMA 12.00% 2011 to 2013...................................................          98,932           113,185
GNMA II 12.00% 2014 to 2016................................................         254,510           282,903
                                                                                                   ----------
Total Government National Mortgage
  Association Obligations (Cost $3,635,980)................................                         3,669,538
                                                                                                   ----------
                                                                                  Principal          Market
                                                                                   Amount             Value
MORTGAGE-BACKED SECURITIES-20.82%
Federal Home Loan Mortgage Corporation-
  Gold 7.00% 10/1/17.......................................................      $  217,078        $  221,827
Federal Home Loan Mortgage Corporation
  7.50% 5/1/09.............................................................         160,839           164,108
Federal Home Loan Mortgage Corporation
  8.50% 9/1/08.............................................................         183,927           193,640
Federal Home Loan Mortgage Corporation-
  Gold 8.50% 6/1/14........................................................         185,978           195,626
Federal Home Loan Mortgage Corporation
  10.00% 6/15/20...........................................................         260,000           281,407
Federal National Mortgage Association
  6.50% 11/1/10 to 2/1/24..................................................       1,299,189         1,295,045
Federal National Mortgage Association
  7.00% 10/1/10............................................................         786,365           801,600
Federal National Mortgage Association
  8.00% 12/1/09 to 1/1/10..................................................         935,355           969,846
Federal National Mortgage Association
  8.00% 9/1/16.............................................................         389,490           406,652
Federal National Mortgage Association
  9.00% 10/1/06............................................................         430,960           458,434
Federal National Mortgage Association
  9.50% 11/1/21 to 5/1/22..................................................         777,519           828,544
                                                                                                   ----------
Total Mortgage-Backed Securities
  (Cost $5,707,965)........................................................                         5,816,729
                                                                                                   ----------

AGENCY OBLIGATIONS-0.90%
Federal Home Loan Bank 6.745% 4/17/97......................................         150,000           152,880
Federal Home Loan Mortgage Corporation
  Global Bond 7.125% 7/21/99...............................................          95,000            99,916
                                                                                                   ----------
Total Agency Obligations (Cost $246,034)...................................                           252,796
                                                                                                   ----------

COLLATERALIZED MORTGAGE
  OBLIGATIONS-7.79%
FDIC REMIC Trust 94-C1 2A2 7.85% 9/25/25...................................         585,000           598,528
Federal Home Loan Mortgage Corporation
  1666E 6.00% 12/15/19.....................................................         575,000           575,262
Nomura Asset Securities 95-MD3 8.17% 3/4/20................................         510,772           551,314
Resolution Trust 95-C1 6.55% 2/25/27.......................................         450,000           450,281
                                                                                                   ----------
Total Collateralized Mortgage Obligations
  (Cost $2,154,835)........................................................                         2,175,385
                                                                                                   ----------

Capital Reserves Series
Statement of Net Assets (Continued)

                                                                                  Principal          Market
                                                                                   Amount             Value
ASSET-BACKED SECURITIES-16.43%
Advanta 93-1A2 5.95% 5/25/09...............................................      $   70,486        $   69,380
American Financial Home Equity Loan
  Trust Series 94-2A1 6.95% 6/25/24........................................         385,569           389,636
American Financial Home Equity Loan
  Trust Series 91-1A 8.00% 7/25/06.........................................          58,205            59,846
Case Equipment Loan Trust 95-B A3
  6.15% 9/15/02............................................................         550,000           555,801
Dayton Hudson Credit Card Master Trust
  95-1 A 6.10% 2/25/02.....................................................         550,000           558,162
Discover Card Trust 93-BA 6.75% 2/16/02....................................         400,000           413,449
Nomura Asset Securities 95-2 2A2 6.25% 1/25/26.............................         200,000           200,094
Olympic Automobile Receivables Trust
  95-B 7.35% 10/15/01......................................................         488,611           500,915
Premier Auto Trust 93-3A3 4.90% 12/15/98...................................         340,744           338,408
Standard Credit Card Master Trust 94-2A
  7.25% 4/7/08.............................................................         370,000           397,750
Travelers Mortgage Securities J-Z2 12.00% 3/1/14...........................         255,280           289,265
World Omni Automobile Lease Securitization
  Trust 94-BA 7.95% 1/25/01................................................         500,000           513,339
World Omni Automobile Lease Securitization
  Trust 95-A A 6.05% 11/25/01..............................................         300,000           302,388
                                                                                                   ----------
Total Asset-Backed Securities (Cost $4,481,436)............................                         4,588,433
                                                                                                   ----------
                                                                                  Principal         Market
                                                                                   Amount            Value
REPURCHASE AGREEMENTS-0.45%
With Chase Manhattan 5.60% 1/2/96 (dated
  12/29/95 collateralized by $24,000 U.S. Treasury
  Notes 7.875% due 7/31/96, market value $25,636
  and $17,000 U.S. Treasury Notes 7.00% due
  9/30/96, market value $17,434)...........................................      $   42,000      $     42,000
With Morgan (J.P.) 5.75% 1/2/96 (dated 12/29/95
  collateralized by $26,000 U.S. Treasury Notes
  6.00% due 8/31/97, market value $26,539 and
  $16,000 U.S. Treasury Notes 7.375% due
  11/15/97, market value $16,332)..........................................          42,000            42,000
With PaineWebber 5.875% 1/2/96 (dated 12/29/95
  collateralized by $23,000 U.S. Treasury Notes
  7.50% due 12/31/96, market value $24,498 and
  $18,000 U.S. Treasury Notes 6.875% due
  2/28/97, market value $18,384)...........................................          42,000            42,000
                                                                                                   ----------
Total Repurchase Agreements (Cost $126,000)................................                           126,000
                                                                                                   ----------
TOTAL MARKET VALUE OF SECURITIES OWNED-99.21% (Cost $27,116,620)................................   27,714,955
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.79%...........................................      219,784
                                                                                                  -----------
NET ASSETS APPLICABLE TO 2,812,927 SHARES ($0.01 PAR VALUE) OUTSTANDING;
  EQUIVALENT TO $9.93 PER SHARE-100.00%.........................................................   $27,934,739
                                                                                                   ===========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1995
Common stock, $0.01 par value, 500,000,000 shares authorized to the
  Fund with 50,000,000 allocated to the Series..................................................   $28,667,081
Accumulated undistributed:
  Net realized loss on investments..............................................................    (1,330,677)
  Net unrealized appreciation of investments....................................................       598,335
                                                                                                   -----------
Total net assets................................................................................   $27,934,739
                                                                                                   ===========

                            See accompanying notes

Delaware Group Premium Fund, Inc.-Multiple Strategy Series
Statement of Net Assets
December 31, 1995

                                                                                    Number            Market
                                                                                  of Shares           Value
COMMON STOCK-59.24%
Aerospace & Defense-5.07%
AlliedSignal...............................................................          12,800        $   608,000
GenCorp....................................................................          31,600            387,100
General Motors Class H.....................................................          12,700            623,888
Lockheed Martin............................................................          13,000          1,027,000
Rockwell International.....................................................          10,600            560,475
                                                                                                    ----------
                                                                                                     3,206,463
                                                                                                    ----------
Automobiles & Auto Parts-1.07%
Armor All Products.........................................................           6,400            115,200
Danaher....................................................................          17,600            558,800
                                                                                                    ----------
                                                                                                       674,000
                                                                                                    ----------
Banking, Finance & Insurance-2.95%
Bank of NewYork............................................................           4,400            214,500
Chubb......................................................................           5,400            522,450
Equitable of Iowa Companies................................................           5,200            167,050
Federal National Mortgage..................................................           4,000            496,500
MBNA.......................................................................           5,850            215,719
Wilmington Trust...........................................................           8,000            248,000
                                                                                                    ----------
                                                                                                     1,864,219
                                                                                                    ----------
Building & Materials-0.90%
Foster Wheeler.............................................................          13,400            569,500
                                                                                                    ----------
                                                                                                       569,500
                                                                                                    ----------
Cable, Media & Publishing-2.22%
American Greetings Class A.................................................          32,600            902,613
Banta......................................................................          11,300            501,438
                                                                                                    ----------
                                                                                                     1,404,051
                                                                                                    ----------
Chemicals-3.84%
Air Products & Chemicals...................................................           9,200            485,300
Loctite....................................................................          20,100            954,750
Praxair....................................................................          25,400            854,075
RPM........................................................................           8,375            137,141
                                                                                                    ----------
                                                                                                     2,431,266
                                                                                                    ----------
Computers & Technology-1.28%
Reynolds & Reynolds Class A................................................          20,800            808,600
                                                                                                    ----------
                                                                                                       808,600
                                                                                                    ----------
                                                                                    Number            Market
                                                                                  of Shares           Value
COMMON STOCK (Continued)
Consumer Products-1.40%
Procter & Gamble...........................................................          10,700        $   888,100
                                                                                                    ----------
                                                                                                       888,100
                                                                                                    ----------
Electronics & Electrical-2.79%
Diebold....................................................................           3,975            220,116
General Electric...........................................................          14,800          1,065,600
Teleflex...................................................................          11,700            479,700
                                                                                                    ----------
                                                                                                     1,765,416
                                                                                                    ----------
Energy-5.30%
Imperial Oil Limited.......................................................           9,400            339,575
Kerr-McGee.................................................................           9,500            603,250
Royal Dutch Petroleum......................................................           5,500            776,188
Sonat......................................................................          15,500            552,188
Southwestern Energy........................................................          11,000            140,250
Total ADR..................................................................          12,958            440,572
Unocal.....................................................................          17,200            500,950
                                                                                                    ----------
                                                                                                     3,352,973
                                                                                                    ----------
Environmental Services-1.88%
WMX Technologies...........................................................          39,700          1,186,038
                                                                                                    ----------
                                                                                                     1,186,038
                                                                                                    ----------
Farming & Agriculture-2.68%
ConAgra....................................................................          41,100          1,695,375
                                                                                                    ----------
                                                                                                     1,695,375
                                                                                                    ----------
Food, Beverage & Tobacco-4.30%
Philip Morris..............................................................          20,800          1,882,400
RJR Nabisco Holdings.......................................................          19,800            611,325
Sbarro.....................................................................          10,550            226,825
                                                                                                    ----------
                                                                                                     2,720,550
                                                                                                    ----------
Healthcare & Pharmaceuticals-6.46%
Abbott Laboratories........................................................          12,700            530,225
Rite Aid...................................................................          36,100          1,236,425
Schering-Plough............................................................          16,200            886,950
SmithKline Beecham plc-ADR Unit............................................          18,400          1,021,200
United Healthcare..........................................................           6,200            406,100
                                                                                                    ----------
                                                                                                     4,080,900
                                                                                                    ----------

Multiple Strategy Series
Statement of Net Assets (Continued)

                                                                                    Number            Market
                                                                                  of Shares           Value
COMMON STOCK (Continued)
Metals & Mining-0.48%
Zeigler Coal Holdings......................................................          21,700        $   301,088
                                                                                                    ----------
                                                                                                       301,088
                                                                                                    ----------
Real Estate-3.74%
Colonial Properties Trust..................................................           7,000            178,500
Developers Diversified Realty..............................................          20,900            627,000
Health Care Property Investors.............................................          13,700            481,213
Nationwide Health Properties...............................................          11,300            474,600
Security Capital Industrial Trust..........................................          14,257            249,497
Storage Trust Realty.......................................................           3,900             88,725
Sun Communities............................................................          10,000            263,750
                                                                                                    ----------
                                                                                                     2,363,285
                                                                                                    ----------
Retail-1.56%
American Stores............................................................          15,400            411,950
May Department Stores......................................................           9,900            418,275
Storage USA................................................................           4,800            156,600
                                                                                                    ----------
                                                                                                       986,825
                                                                                                    ----------
Utilities-5.45%
ALLTEL.....................................................................          27,400            808,300
CMS Energy.................................................................          32,000            956,000
Illinova...................................................................          24,900            747,000
SCEcorp....................................................................          26,000            461,500
Tele Danmark ADR...........................................................          17,000            469,625
                                                                                                    ----------
                                                                                                     3,442,425
                                                                                                    ----------
Miscellaneous-5.87%
Service Corp. International................................................          29,000          1,276,000
Tomkins plc ADR............................................................          23,000            411,125
Tyco International.........................................................          56,800          2,023,500
                                                                                                    ----------
                                                                                                     3,710,625
                                                                                                    ----------
Total Common Stock (cost $30,238,093)......................................                         37,451,699
                                                                                                    ----------
PREFERRED STOCK-0.38%
Freeport-McMoRan Copper & Gold.............................................           8,700            237,075
                                                                                                    ----------
Total Preferred Stock (cost $201,026)......................................                            237,075
                                                                                                    ----------

                                                                                  Principal              Market
                                                                                     Amount               Value
U.S. TREASURY OBLIGATIONS-4.34%
U.S. Treasury Notes 5.875% 3/31/99.........................................      $1,210,000        $ 1,232,191
U.S. Treasury Notes 7.75% 11/30/99.........................................         110,000            119,279
U.S. Treasury Notes 6.375% 1/15/00.........................................         580,000            601,733
U.S. Treasury Notes 5.75% 8/15/03..........................................         700,000            709,415
U.S. Treasury Notes 6.50% 5/15/05..........................................          75,000             79,862
                                                                                                    ----------
Total U.S. Treasury Obligations
  (cost $2,670,302)........................................................                          2,742,480
                                                                                                    ----------
ASSET-BACKED SECURITIES-4.89%
Advanta 93-1A2 5.95% 5/25/09...............................................          93,981             92,507
American Finance Home Equity Loan Trust
  Series 94-2A1 6.95% 6/25/24..............................................         109,123            110,274
American Finance Home Equity Loan Trust
  Series 92-5A 7.20% 2/15/08...............................................         167,101            169,574
American Finance Home Equity Loan Trust
  Series 91-1A 8.00% 7/25/06...............................................          20,614             21,196
Case Equipment Loan Trust
  Series 95-B 6.15% 9/15/02................................................         500,000            505,274
Dayton Hudson Credit Card Trust
  Series 95-1A 6.10% 2/25/02...............................................         425,000            431,307
Discover Credit Card Trust
  Series 93-B 6.75% 2/16/02................................................         125,000            129,203
Nomura Asset Securities 95-2A2 6.25% 1/25/26...............................         120,000            120,056
Olympic Automobiles Receivable Trust
  Series 95B 7.35% 10/15/01................................................         401,030            411,128
Premier Auto Trust 93-3 A3 4.90% 12/15/98..................................         217,140            215,652
Standard Credit Card Class 94-2A 7.25% 4/7/08..............................         275,000            295,625
World Omni Automobile Lease Securitization Trust
  94-BA1 7.95% 1/25/01.....................................................         400,000            410,671
World Omni Automobile Lease Securitization Trust
  95-A 6.05% 11/25/01......................................................         175,000            176,393
                                                                                                    ----------
Total Asset-Backed Securities (cost $3,027,190)............................                          3,088,860
                                                                                                    ----------

Multiple Strategy Series
Statement of Net Assets (Continued)

                                                                                  Principal              Market
                                                                                     Amount               Value
COLLATERALIZED MORTGAGE
  OBLIGATIONS-3.04%
FDIC REMIC Trust 94-C1 2A2 7.85% 9/25/25...................................      $  380,000        $   388,788
Federal Home Loan Mortgage Corporation
  1666E 6.00% 12/15/19.....................................................         400,000            400,183
Federal Home Loan Mortgage Corporation
  1614K 10.00% 6/15/20.....................................................         200,000            216,467
Nomura Asset Securities 95-MD3 8.17% 3/4/20................................         364,837            393,796
Resolution Trust 95-C1 6.55% 2/25/27.......................................         330,000            330,206
Travelers Mortgage Securities Corporation Series
  1-Z2 12.00% 3/1/14.......................................................         171,823            194,697
                                                                                                    ----------
Total Collateralized Mortgage Obligations
  (cost $1,902,059)........................................................                          1,924,137
                                                                                                    ----------
MORTGAGE-BACKED SECURITIES-9.41%
Federal National Mortgage Association
  6.50% 10/1/10 to 2/1/24..................................................         833,291            829,462
Federal National Mortgage Association
  7.00% 10/1/10............................................................         583,591            594,898
Federal National Mortgage Association
  8.00% 12/1/09 to 9/1/16..................................................         777,743            808,299
Federal National Mortgage Association
  9.50% 6/1/19 to 1/1/22...................................................         594,026            633,008
Federal Home Loan Mortgage Corporation-Gold
  7.00% 10/1/17............................................................         123,415            126,115
Federal Home Loan Mortgage Corporation
  7.50% 5/1/09.............................................................          91,908             93,776
Federal Home Loan Mortgage Corporation-Gold
  8.50% 6/1/14.............................................................         101,573            106,842
Federal Home Loan Mortgage Corporation
  8.50% 9/1/08.............................................................         129,324            136,153
Government National Mortgage Association
  8.50% 8/15/21 to 11/15/21................................................         706,502            744,477
Government National Mortgage Association
  9.00% 6/15/21 to 11/15/21................................................       1,626,347          1,731,769
Government National Mortgage Association
  10.00% 1/15/18...........................................................         128,165            141,502
                                                                                                    ----------
Total Mortgage-Backed Securities
  (cost $5,813,050)........................................................                          5,946,301
                                                                                                    ----------

                                                                                  Principal              Market
                                                                                     Amount               Value
AGENCY OBLIGATIONS-0.25%
Federal National Mortgage Association
  7.90% 4/10/02............................................................        $155,000        $   158,819
                                                                                                    ----------
Total Agency Obligations (cost $153,547)...................................                            158,819
                                                                                                    ----------
CORPORATE BONDS-10.11%
ABN-AMRO Bank N.V. 8.25% 8/1/09............................................          80,000             87,300
American General Finance 7.00% 10/1/97.....................................         340,000            348,075
Allstate 5.875% 6/15/98....................................................         225,000            225,844
Aristar 8.125% 12/1/97.....................................................         250,000            261,563
AVCO Financial Services 5.50% 5/1/98.......................................         140,000            139,475
CNA Financial 6.25% 11/15/03...............................................         410,000            407,950
Capital One Bank 6.66% 8/17/98.............................................         375,000            382,031
Columbia/HCA Healthcare 8.70% 2/10/10......................................         300,000            360,000
Federal Express Series A1 7.53% 9/23/06....................................         165,213            175,539
Ford Motor Credit 6.25% 11/8/00............................................         450,000            455,625
General Motors Acceptance Corporation
  8.375% 5/1/97............................................................          65,000             67,356
General Motors Acceptance Corporation
  floating rate 5.26% 3/3/99...............................................         250,000            245,938
HF Ahmanson & Company 6.35% 9/1/98.........................................         500,000            508,125
ITT 6.25% 11/15/00.........................................................         180,000            181,575
ITT Hartford 6.375% 11/01/02...............................................         350,000            354,375
MBNA 6.875% 10/1/99........................................................         321,000            331,433
Noranda Forest 6.875% 11/15/05.............................................         350,000            357,875
Pep Boys 7.00% 6/1/05......................................................         395,000            413,269
Raytheon 6.50% 7/15/05.....................................................         400,000            412,500
Transamerica Finance 8.08% 11/4/99.........................................         340,000            364,650
Wendy's International 6.35% 12/15/05.......................................         310,000            313,100
                                                                                                    ----------
Total Corporate Bonds (cost $6,182,666)....................................                          6,393,598
                                                                                                    ----------

Multiple Strategy Series
Statement of Net Assets (Continued)

                                                                                  Principal              Market
                                                                                     Amount               Value
REPURCHASE AGREEMENTS-8.24%
With Chase Manhattan 5.60% 1/2/96 (dated
  12/29/95, collateralized by $996,000
  U.S. Treasury Notes 7.875% due 07/31/96,
  market value, $1,043,000 and $687,000
  U.S. Treasury Notes 7.00% due 9/30/96,
  market value, $707,000)..................................................      $1,706,000        $ 1,706,000
With Morgan (J.P.) 5.75% 1/2/96 (dated 12/29/95,
  collateralized by $1,067,000 U.S. Treasury Notes
  6.00% due 8/31/97, market value $1,101,000
  and $655,000 U.S. Treasury Notes 7.375%
  due 11/15/97, market value $686,000).....................................       1,751,000          1,751,000

                                                                                  Principal              Market
                                                                                     Amount               Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 5.875% 1/2/96 (dated
  12/29/95, collateralized by $726,000
  U.S. Treasury Notes 6.875% due 2/28/97,
  market value $755,806 and $975,000
  U.S. Treasury Notes 7.50% due 12/31/96,
  market value $1,032,000).................................................      $1,751,000        $ 1,751,000
                                                                                                   -----------
Total Repurchase Agreements
  (cost $5,208,000)........................................................                          5,208,000
                                                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES OWNED-99.90% (cost $55,395,933)................................    63,150,969
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.10%...........................................        64,207
                                                                                                   -----------
NET ASSETS APPLICABLE TO 4,079,570 SHARES ($0.01 PAR VALUE) OUTSTANDING;
  EQUIVALENT TO $15.50 PER SHARE-100.00%........................................................   $63,215,176
                                                                                                   ===========

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1995
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund with
  50,000,000 allocated to the Series............................................................   $51,245,338
Accumulated undistributed:
  Net investment income.........................................................................     1,545,561
  Net realized gain on investments..............................................................     2,669,241
  Net unrealized appreciation of investments....................................................     7,755,036
                                                                                                    ----------
Total net assets................................................................................   $63,215,176
                                                                                                   ===========


                            See accompanying notes

Delaware Group Premium Fund, Inc.-Money Market Series
Statement of Net Assets
December 31, 1995

                                                                                  Principal
                                                                                     Amount               Value
COMMERCIAL PAPER-53.28%
Financial Services-21.38%
Bayerische Landesbank Girozentrale
  5.74% 1/2/96.............................................................       $750,000         $   749,880
Ciesco L.P. 5.70% 1/19/96..................................................        750,000             747,862
Deutsche Bank Financial 5.67% 1/9/96.......................................        750,000             749,055
Fleet Funding 5.73% 1/18/96................................................        750,000             747,971
Safeco Credit 5.70% 1/25/96................................................        500,000             498,100
                                                                                                    ----------
Total Financial Services...................................................                          3,492,868
                                                                                                    ----------
Industrial-13.65%
McCormick & Co. 5.43% 3/29/96..............................................        750,000             740,045
Schering-Plough 5.65% 1/31/96..............................................        750,000             746,469
Siemens 5.60% 3/01/96......................................................        750,000             743,000
                                                                                                    ----------
Total Industrial...........................................................                          2,229,514
                                                                                                    ----------
Mortgage Bankers and Brokers-18.25%
CS First Boston 5.73% 2/2/96...............................................        750,000             746,180
Goldman Sachs Group L.P. 5.62% 3/18/96.....................................        750,000             740,985
Merrill Lynch 5.72% 1/31/96................................................        750,000             746,425
Morgan Stanley Group 5.69% 1/12/96.........................................        750,000             748,696
                                                                                                    ----------
Total Mortgage Bankers and Brokers.........................................                          2,982,286
                                                                                                    ----------
Total Commercial Paper.....................................................                          8,704,668
                                                                                                    ----------

                                                                                  Principal
                                                                                     Amount               Value
FLOATING RATE NOTES*-26.01%
Federal Farm Credit Bank 5.70% 2/1/96......................................        500,000         $   499,974
Student Loan Marketing Association
  5.22% 1/3/96.............................................................        750,000             750,000
Student Loan Marketing Association
  5.25% 1/3/96.............................................................        750,000             750,000
Student Loan Marketing Association
  5.30% 1/3/96.............................................................        750,000             750,000
Student Loan Marketing Association
  5.20% 1/3/96.............................................................      1,000,000           1,000,000
Student Loan Marketing Association
  5.30% 1/3/96.............................................................        500,000             499,814
                                                                                                    ----------
Total Floating Rate Notes..................................................                          4,249,788
                                                                                                    ----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS-13.76%
Federal National Mortgage Association
  Discount Note 5.51% 1/4/96...............................................        500,000             499,770
Federal National Mortgage Association
  Medium-Term Note 5.50% 6/12/96...........................................        750,000             748,657
Federal National Mortgage Association
  Medium-Term Note 5.64% 9/9/96............................................        500,000             499,388
Student Loan Marketing Association
  5.97% 10/4/96............................................................        500,000             500,000
                                                                                                    ----------
Total U.S. Government Agency Obligations...................................                          2,247,815
                                                                                                    ----------

Money Market Series Series
Statement of Net Assets (Continued)

                                                                                  Principal
                                                                                     Amount               Value
MISCELLANEOUS INVESTMENTS-4.59%
Wachovia Bank, Bank Notes 5.75% 1/24/96....................................       $750,000         $   750,000
                                                                                                    ----------
Total Miscellaneous Investments............................................                            750,000
                                                                                                    ----------
REPURCHASE AGREEMENTS-2.69%
With Chase Manhattan 5.60% 1/2/96 (dated
  12/29/95, collateralized by $84,000
  U.S. Treasury Notes 7.875% due 7/31/96, market
  value $88,081 and $58,000 U.S. Treasury Notes
  7.00% due 9/30/96, market value $59,717).................................        144,000             144,000

                                                                                  Principal
                                                                                     Amount               Value
REPURCHASE AGREEMENTS (Continued)
With Morgan (J.P.) 5.75% 1/2/96 (dated 12/29/95,
  collateralized by $90,000 U.S. Treasury Notes
  6.00% due 8/31/97, market value $93,089 and
  $55,000 U.S. Treasury Notes 7.375% due
  11/15/97, market value $57,916)..........................................       $148,000         $   148,000
With PaineWebber 5.875% 1/2/96 (dated 12/29/95,
  collateralized by $82,000 U.S. Treasury Notes
  7.50% due 12/31/96, market value $87,194 and
  $61,000 U.S. Treasury Notes 6.875% due
  2/28/97, market value $63,851)...........................................        148,000             148,000
                                                                                                    ----------
Total Repurchase Agreements................................................                            440,000
                                                                                                    ----------

TOTAL MARKET VALUE OF SECURITIES OWNED-100.33% (WHICH APPROXIMATES COST
  FOR FINANCIAL REPORTING AND INCOME TAX PURPOSES)..............................................    16,392,271
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.33%).........................................       (54,089)

NET ASSETS APPLICABLE TO 1,633,818 SHARES ($0.01 PAR VALUE) OUTSTANDING;
  EQUIVALENT TO $10.00 PER SHARE-100.00%........................................................   $16,338,182
                                                                                                    ==========


--------------------
*For Floating Rate Notes, the maturity date shown is the next interest reset date.

                            See accompanying notes

Delaware Group Premium Fund, Inc.-Growth Series
Statement of Net Assets
December 31, 1995

                                                                                  Number               Market
                                                                                  of Shares             Value
 COMMON STOCK-95.36%
 Basic Industry/Capital Goods-4.01%
*Smith International.......................................................         27,900         $   655,650
 TriMas....................................................................         27,000             509,625
*UCAR International........................................................         13,900             469,125
*Wolverine Tube............................................................         18,600             697,500
                                                                                                   -----------
                                                                                                     2,331,900
 Business Services/Distributors-1.30%                                                              -----------
*Compucom Systems..........................................................         37,900             362,419
 Intelligent Electronics...................................................         54,200             328,588
*Peak Technologies Group...................................................          2,100              65,100
                                                                                                   -----------
                                                                                                       756,107
                                                                                                   -----------
 Business Services/Environmental-2.43%
 Dames & Moore.............................................................         37,100             449,838
*Sanifill..................................................................         15,700             523,988
*United Waste Systems......................................................         11,900             440,300
                                                                                                   -----------
                                                                                                     1,414,126
                                                                                                   -----------
 Business Services/Media & Publishing-1.09%
*International Family Entertainment Class B................................         27,200             445,400
 Reynolds & Reynolds Class A...............................................          4,900             190,488
                                                                                                   -----------
                                                                                                       635,888
 Business Services/Other-9.51%                                                                     -----------
*BISYS Group...............................................................         44,600           1,360,300
*Corestaff.................................................................          1,700              62,688
*Corporate Express.........................................................          9,700             291,000
*Cyrk......................................................................         12,800             125,600
*DST Systems...............................................................          6,500             185,250
 First Data................................................................         20,823           1,392,538
*Gartner Group Class A.....................................................         15,800             756,425
*Interim Services..........................................................         17,900             619,788
*Isomedix..................................................................         24,800             356,500
 Manpower..................................................................         13,400             376,875
                                                                                                   -----------
                                                                                                     5,526,964
 Consumer Durables/Cyclical-0.60%                                                                  -----------
*Castle & Cooke............................................................          6,133             102,728
 Harley-Davidson...........................................................          5,600             161,000
 Polaris Industries........................................................          2,900              85,188
                                                                                                   -----------
                                                                                                       348,916
                                                                                                   -----------
 Consumer Non-Durables/Retail-8.72%
*CompUSA...................................................................          2,300         $    71,588
*Fabri-Centers of America Class A..........................................          1,800              23,850
*Fabri-Centers of America Class B..........................................          1,900              20,425
*General Nutrition Companies...............................................         60,000           1,395,000
*Gymboree..................................................................         15,400             316,663
*Kohl's....................................................................         14,400             756,000
*Micro Warehouse...........................................................         13,200             574,200
*Musicland Stores..........................................................         50,200             213,350
*Neostar Retail Group......................................................         14,600             106,763
*Office Depot..............................................................          4,700              92,825
*Staples...................................................................         39,200             960,400
 Talbots...................................................................         11,100             319,125
*Value City Department Stores..............................................         32,300             218,025
                                                                                                   -----------
                                                                                                     5,068,214
 Consumer Non-Durables/Textiles                                                                    -----------
   & Apparel-3.38%
*Adidas-SP ADR.............................................................          8,900             236,406
*Gucci Group...............................................................         14,700             571,463
*Tommy Hilfiger............................................................         22,100             936,488
 Warnaco Group Class A.....................................................          8,700             217,500
                                                                                                   -----------
                                                                                                     1,961,857
 Consumer Non-Durables/Other-2.88%                                                                 -----------
 Callaway Golf.............................................................         26,600             601,825
*Canandaigua Wine Class A..................................................          8,800             288,200
 Dole Food.................................................................         18,400             644,000
*Nature's Bounty...........................................................         29,800             142,481
                                                                                                   -----------
                                                                                                     1,676,506
 Consumer Services/Entertainment                                                                   -----------
   & Leisure-7.75%
*Bristol Hotel.............................................................          2,800              68,250
*Circus Circus Enterprises.................................................          8,000             223,000
*HFS.......................................................................         13,400           1,095,450
 La Quinta Inns............................................................          7,000             191,625
*MGM Grand.................................................................          4,500             103,500
*Mirage Resorts............................................................         25,100             865,950
*Station Casinos...........................................................         29,700             438,075
 TCA Cable TV..............................................................          6,700             186,344

Growth Series
Statement of Net Assets (Continued)

                                                                                  Number               Market
                                                                                  of Shares             Value
 COMMON STOCK (Continued)
 Consumer Services/Entertainment
   & Leisure (Continued)
*Viacom Class A............................................................          4,532         $   207,906
*Viacom Class B non-voting.................................................         12,347             584,939
*WMS Industries............................................................         33,000             540,375
                                                                                                   -----------
                                                                                                     4,505,414
 Consumer Services/Restaurants-1.54%                                                               -----------
*Bertucci's................................................................          3,250              16,453
*Daka International........................................................         14,100             385,988
*Foodmaker.................................................................         61,800             363,075
*Landry's Seafood Restaurants..............................................          5,800              99,688
 Sbarro....................................................................          1,300              27,950
                                                                                                   -----------
                                                                                                       893,154
 Consumer Services/Other-4.18%                                                                     -----------
*ADT Limited...............................................................         55,600             834,000
 Barefoot..................................................................         36,500             376,406
 Cash America International................................................         19,100             105,050
*CUC International.........................................................         32,575           1,111,622
                                                                                                   -----------
                                                                                                     2,427,078
 Energy-1.19%                                                                                      -----------
*AES.......................................................................         28,797             689,328
                                                                                                   -----------
                                                                                                       689,328
 Financial/Insurance-5.28%                                                                         -----------
 AMBAC.....................................................................         18,300             857,813
 Blanch (E.W.) Holdings....................................................         35,900             839,163
 CMAC Investment...........................................................         13,300             585,200
 MBIA......................................................................         10,500             787,500
                                                                                                   -----------
                                                                                                     3,069,676
 Financial/Other-2.97%                                                                             -----------
 Aames Financial...........................................................          9,400             262,025
 Advanta-Class B...........................................................         10,800             394,200
 Money Store (The).........................................................         11,350             177,344
*Olympic Financial Limited.................................................         18,900             308,306
 SEI.......................................................................         20,000             430,000
*WFS Financial.............................................................          7,800             154,050
                                                                                                   -----------
                                                                                                     1,725,925
                                                                                                   -----------

 Healthcare/Pharmaceuticals-1.88%
*Dura Pharmaceuticals......................................................          4,800         $   166,800
*Genzyme...................................................................         12,900             803,025
 Teva Pharmaceutical ADR...................................................          2,700             125,044
                                                                                                   -----------
                                                                                                     1,094,869
 Healthcare/Services-15.13%                                                                        -----------
*Access Health.............................................................          9,500             422,750
*Apria Healthcare Group....................................................         34,100             971,850
 Columbia/HCA Healthcare...................................................         18,817             954,963
*Community Health Systems..................................................          4,900             174,563
*HCIA......................................................................         10,300             480,238
*HEALTHSOUTH...............................................................         55,300           1,610,613
*Health Management Association Class A.....................................         61,030           1,594,409
*Physician Reliance Network................................................          9,100             365,138
*Quantum Health Resources..................................................         40,400             396,425
*Quorum Health Group.......................................................         32,200             704,375
*Summit Care...............................................................          3,100              70,719
*Value Health..............................................................         17,512             481,580
*Vivra.....................................................................         22,575             567,197
                                                                                                   -----------
                                                                                                     8,794,820
 Healthcare/Other-3.25%                                                                            -----------
*Oxford Health Plans.......................................................          8,100             597,375
 United Healthcare.........................................................         19,700           1,290,350
                                                                                                   -----------
                                                                                                     1,887,725
 Technology/Communications-2.68%                                                                   -----------
*Cabletron Systems.........................................................         14,150           1,146,150
*InterVoice................................................................         20,600             388,825
*Seer Technologies.........................................................          1,900              23,513
                                                                                                   -----------
                                                                                                     1,558,488
 Technology/Hardware-8.60%                                                                         -----------
*Altera....................................................................          8,500             422,344
*Analog Devices............................................................          8,900             314,838
*Bay Networks..............................................................         39,200           1,609,650
*Dallas Semiconductor......................................................         17,500             363,125
*Maxim Integrated Products.................................................          1,900              73,150
*Microchip Technology......................................................         16,700             611,638
*Silicon Valley Group......................................................         11,500             291,094

Growth Series
Statement of Net Assets (Continued)

                                                                                  Number               Market
                                                                                  of Shares             Value
 COMMON STOCK (Continued)
 Technology/Hardware (Continued)
*StorMedia Class A.........................................................          4,500         $   164,813
*Trimble Navigation Limited................................................         10,900             204,375
*Xilinx....................................................................         13,100             397,913
*Zilog.....................................................................         14,900             545,713
                                                                                                   -----------
                                                                                                     4,998,653
 Technology/Software-5.97%                                                                         -----------
 Adobe Systems.............................................................         10,900             677,163
 HBO & Co..................................................................          6,820             521,730
*Informix..................................................................         27,100             814,694
*NetManage.................................................................         23,300             538,813
*Novell....................................................................         35,800             507,913
 Shared Medical Systems....................................................          7,600             411,825
                                                                                                   -----------
                                                                                                     3,472,138
 Transportation-1.02%                                                                              -----------
*Eagle USA Airfreight......................................................          1,000              26,125
 Illinois Central..........................................................         14,700             564,113
                                                                                                   -----------
                                                                                                       590,238
                                                                                                   -----------
 Total Common Stock (cost $45,680,914).....................................                         55,427,984
                                                                                                   -----------

                                                                                  Principal            Market
                                                                                    Amount              Value
 REPURCHASE AGREEMENTS-4.96%
 With Chase Manhattan 5.60% 1/2/96 (dated
   12/29/95, collateralized by $551,000
   U.S. Treasury Notes 7.875% due 7/31/96,
   market value $576,931 and $380,000
   U.S. Treasury Notes 7.00% due 9/30/96,
   market value $391,144)..................................................       $944,000         $   944,000
 With Morgan (J.P.)  5.75% 1/2/96 (dated 12/29/95,
   collateralized by $591,000 U.S. Treasury Notes
   6.00% due 8/31/97, market value $609,731 and
   $362,000 U.S. Treasury Notes 7.375% due
   11/15/97, market value $379,347)........................................        969,000             969,000
 With PaineWebber 5.875% 1/2/96 (dated 12/29/95,
   collateralized by $539,000 U.S. Treasury Notes
   7.50% due 12/31/96, market value $571,123 and
   $402,000 U.S. Treasury Notes 6.875% due
   2/28/97, market value $418,223).........................................        969,000             969,000
 Total Repurchase Agreements                                                                       -----------
   (cost $2,882,000).......................................................                          2,882,000
                                                                                                   -----------

 TOTAL MARKET VALUE OF SECURITIES OWNED-100.32% (cost $48,562,914).........                         58,309,984

 LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS -(0.32%)..................                           (187,395)
                                                                                                   -----------
 NET ASSETS APPLICABLE TO 3,840,882 SHARES ($0.01 PAR VALUE) OUTSTANDING;
   EQUIVALENT TO $15.13 PER SHARE-100.00%..................................                        $58,122,589
 ------------------------------                                                                    ===========
*Non-income producing security for the year ended December 31, 1995.

 COMPONENTS OF NET ASSETS AT DECEMBER 31, 1995
 Common stock, $0.01 par value, 500,000,000 authorized to the Fund
   with 50,000,000 allocated to the Series......................................................   $43,617,204
 Accumulated undistributed:
   Net investment income........................................................................       266,670
   Net realized gain on investments.............................................................     4,491,645
   Net unrealized appreciation of investments...................................................     9,747,070
                                                                                                   -----------
 Total net assets...............................................................................   $58,122,589
                                                                                                   ===========

                            See accompanying notes

Delaware Group Premium Fund, Inc.-International Equity Series
Statement of Net Assets
December 31, 1995

                                                                                                      Market
                                                                                      Number           Value
                                                                                   of Shares        (U.S. $)
 COMMON STOCK--91.62%
 Australia-8.44%
 CSR Limited...............................................................         762,966     $ 2,485,897
 National Australia Bank...................................................         302,167       2,719,795
 Pacific Dunlop............................................................         716,926       1,679,920
                                                                                                -----------
                                                                                                  6,885,612
                                                                                                -----------
 Belgium-5.18%
 Cimenteries CBR Cementbedrijven...........................................             460         185,616
*Cimenteries CBR Cementbedrijven
   Put Warrants............................................................             460           2,720
 Electrabel NPV............................................................          10,700       2,545,100
 G.I.B. Holdings...........................................................          33,700       1,479,502
 G.I.B. Holdings-VVPR......................................................             170           7,279
                                                                                                -----------
                                                                                                  4,220,217
                                                                                                -----------
 Canada-2.53%
 BC Telecom................................................................         113,800       2,065,222
                                                                                                -----------
                                                                                                  2,065,222
                                                                                                -----------
 France-6.84%
 Alcatel Alsthom...........................................................           9,872         852,273
 Campagnie de Saint Gobain.................................................          19,289       2,137,788
 Elf Aquitaine.............................................................          34,259       2,527,533
 Societe Television Francaise..............................................             526          56,468
                                                                                                -----------
                                                                                                  5,574,062
                                                                                                -----------
 Germany-6.10%
 Bayer.....................................................................           6,960       1,851,721
 Continental...............................................................          57,200         809,264
 Siemens...................................................................           4,205       2,315,056
                                                                                                -----------
                                                                                                  4,976,041
                                                                                                -----------
 Hong Kong-2.72%
 Hong Kong Electric........................................................         305,000         999,981
 Wharf Holdings Limited....................................................         366,000       1,218,911
                                                                                                -----------
                                                                                                  2,218,892
                                                                                                -----------
 Indonesia-1.37%
 PT Bank Dagang Nasional...................................................         885,500         726,160
 PT Semen Gresik...........................................................         140,000         391,878
                                                                                                -----------
                                                                                                  1,118,038
                                                                                                -----------

                                                                                                      Market
                                                                                      Number           Value
                                                                                   of Shares        (U.S. $)
 COMMON STOCK (Continued)
 Japan-13.93%
 Amano.....................................................................         160,000     $ 2,016,448
 Eisai.....................................................................         116,000       2,035,449
 Hitachi...................................................................         168,000       1,693,816
 Kinki Coca-Cola Bottling..................................................         120,000       1,628,669
 Matsushita Electric.......................................................         136,000       2,214,990
 Nichido Fire & Marine.....................................................         220,000       1,770,208
                                                                                                -----------
                                                                                                 11,359,580
                                                                                                -----------
 Malaysia-2.07%
 Oriental Holdings Berhad..................................................         133,000         675,765
 Sime Darby Berhad.........................................................         380,000       1,010,280
                                                                                                -----------
                                                                                                  1,686,045
                                                                                                -----------
 Netherlands-6.71%
 Elsevier-CVA..............................................................         119,500       1,595,321
 Koninklijke Van Ommeren Ceteco NV.........................................          40,100       1,250,780
 Royal Dutch Petroleum.....................................................          11,350       1,587,442
 Unilever NV-CVA...........................................................           7,360       1,035,359
                                                                                                -----------
                                                                                                  5,468,902
                                                                                                -----------
 New Zealand-3.57%
 Carter Holt Harvey Limited................................................         277,800         599,333
 Telecom Corp. of New Zealand..............................................         535,784       2,311,829
                                                                                                -----------
                                                                                                  2,911,162
                                                                                                -----------
 Philippines-1.12%
 Philippine Long Distance Telephone
   Company ADR.............................................................          16,900         910,487
                                                                                                -----------
                                                                                                    910,487
                                                                                                -----------
 Singapore-1.22%
 Jardine Matheson Holdings Limited.........................................         145,622         997,511
                                                                                                -----------
                                                                                                    997,511
                                                                                                -----------
 Spain-2.98%
 Banco Central Hispanoamer S.A.............................................          25,449         516,045
 Telefonica de Espana......................................................         138,500       1,917,965
                                                                                                -----------
                                                                                                  2,434,010
                                                                                                -----------

36

International Equity Series
Statement of Net Assets (Continued)

                                                                                                      Market
                                                                                      Number           Value
                                                                                   of Shares        (U.S. $)
 COMMON STOCK(Continued)
 United Kingdom-26.84%
 Bass plc..................................................................         173,000     $ 1,931,175
 Blue Circle Industries plc................................................         342,000       1,818,584
 British Airways plc.......................................................         230,000       1,664,027
 British Gas plc...........................................................         500,000       1,971,744
 Cable & Wireless plc......................................................         225,000       1,606,893
 Dalgety plc...............................................................         291,250       1,835,856
 GKN plc...................................................................         162,000       1,959,292
 Great Universal Stores plc................................................         206,000       2,190,809
 RTZ.......................................................................         105,100       1,527,303
 Sears plc.................................................................         914,000       1,475,796
 Taylor Woodrow plc........................................................         855,000       1,559,734
 Unigate plc...............................................................         368,000       2,348,207
                                                                                                -----------
                                                                                                 21,889,420
                                                                                                -----------
 Total Common Stock (cost $69,878,090).....................................                      74,715,201
                                                                                                -----------

                                                                                                      Market
                                                                                   Principal           Value
                                                                                    Amount**        (U.S. $)
 BONDS-0.03%
 World Bank 10.625% 9/8/98.................................................     Sp3,000,000     $    25,780
                                                                                                -----------
 Total Bonds (cost $25,194)................................................                          25,780
                                                                                                -----------
 GOVERNMENT OBLIGATIONS-1.80%
 Bonos Y Obligation Del Estado
   8.20% 2/28/09                                                              Sp204,000,000       1,466,318
                                                                                                -----------
 Total Government Obligations
   (cost $1,308,092).......................................................                       1,466,318
                                                                                                -----------
 MASTER REPURCHASE
   AGREEMENTS-5.51%
 With Chase Manhattan 5.60% 1/2/96 (dated
   12/29/95, collateralized by $4,211,000
   U.S. Treasury Notes 7.75% due 11/30/99
   market value $4,581,998)................................................      $4,489,000       4,489,000
                                                                                                -----------
 Total Master Repurchase Agreements
   (cost $4,489,000).......................................................                       4,489,000
                                                                                                -----------

 TOTAL MARKET VALUE OF SECURITIES OWNED-98.96% (cost $75,700,376)..........................      80,696,299
 RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-1.04%.....................................         851,740
                                                                                                -----------
 NET ASSETS APPLICABLE TO 6,217,817 SHARES ($.01 PAR VALUE) OUTSTANDING;
   EQUIVALENT TO $13.12 PER SHARE-100.00%..................................................     $81,548,039
                                                                                                ===========
 COMPONENTS OF NET ASSETS AT DECEMBER 31, 1995
 Common stock, $.01 par value, 500,000,000 authorized to the Fund
   with 50,000,000 allocated to the Series.................................................     $72,995,760
 Accumulated undistributed:
   Net investment***.......................................................................       2,405,240
   Net realized gain on investments***.....................................................         701,810
   Net unrealized appreciation on investments and foreign currencies.......................       5,445,229
                                                                                                -----------
 Total net assets..........................................................................     $81,548,039
                                                                                                ===========

_____________________
  *Non-income producing security for the year ended December 31, 1995. **Principal amount is stated in the currency in which each bond is denominated.
***Accumulated net investment income includes net realized gain on foreign currencies. During the current fiscal year, the Fund reclassified $166,165 from accumulated net realized gain on investments to accumulated net investment income. Sp-Spanish pesetas

                                                      See accompanying notes
                                      37

Delaware Group Premium Fund, Inc.-Emerging Growth Series
Statement of Net Assets
December 31, 1995

                                                                                     Number           Market
                                                                                    of Shares         Value
  COMMON STOCK-73.29%
  Basic Industry/Capital Goods-4.50%
  AAR......................................................................            4,200       $    92,400
 *AES China Generating Class A.............................................           10,000            77,500
 *Central Sprinkler........................................................           12,200           423,950
  Champion Road Machinery Ltd..............................................            4,500            30,656
 *Kellstrom Industries.....................................................           10,400            51,675
  Lesco....................................................................            3,700            54,575
 *Park-Ohio Industries.....................................................            5,500            89,375
 *TII Industries...........................................................           11,700           102,375
                                                                                                   -----------
                                                                                                       922,506
                                                                                                   -----------
  Business Services/Distributors-1.23%
 *Elcom International......................................................            5,900            89,238
 *Global Direct Mail.......................................................            1,200            33,000
 *Government Technology Services...........................................            1,600             6,900
 *InaCom...................................................................            8,800           123,200
                                                                                                   -----------
                                                                                                       252,338
                                                                                                   -----------
  Business Services/Environmental-4.36%
 *Continental Waste Industries.............................................           11,000           124,437
 *Republic Industries......................................................           16,460           591,531
 *Sanifill.................................................................            3,800           126,825
 *York Research............................................................            9,600            51,000
                                                                                                   -----------
                                                                                                       893,793
                                                                                                   -----------
  Business Services/Media & Publishing-3.12%
 *Central European Media Entertainment Class A.............................            6,900           140,588
 *Evergreen Media Class A..................................................            2,900            92,800
 *Infinity Broadcasting Class A............................................            4,000           149,000
 *Playboy Enterprises Class B non-voting...................................            5,200            43,550
  Readers Digest Association Class B.......................................            1,600            75,600
 *Young Broadcasting Class A...............................................            5,000           138,750
                                                                                                   -----------
                                                                                                       640,288
                                                                                                   -----------
  Business Services/Other-5.74%
 *AirTouch Communications..................................................            4,600           129,950
 *Cellular Communications Class A..........................................            1,300            65,163
 *GTECH Holdings...........................................................            6,000           156,000
 *HighwayMaster Communications.............................................            2,900            29,725
 *NFO Research.............................................................            4,000           104,000
  Norrell..................................................................            1,600            47,000


 *Norwood Promotional Products.............................................            9,700           166,113
 *NuCo2....................................................................            3,300            41,663
 *Paging Network...........................................................            7,000           168,438
 *Palmer Wireless..........................................................            3,600            78,750
  Pittston Services Group..................................................            6,100           191,388
                                                                                                   -----------
                                                                                                     1,178,190
                                                                                                   -----------
  Consumer Durables/Cyclical-0.26%
 *Custom Chrome............................................................            2,300            52,756
                                                                                                   -----------
                                                                                                        52,756
                                                                                                   -----------
  Consumer Non-Durables/Retail-4.45%
  Duty Free International..................................................            5,700            91,200
 *Finish Line Class A......................................................            3,100            23,250
 *General Nutrition Companies..............................................            7,200           167,400
 *Mac Frugals Bargains Close-Out...........................................            4,400            61,600
 *Neostar Retail Group.....................................................            1,900            13,894
 *Petco Animal Supplies....................................................            1,300            38,675
 *Piercing Pagoda..........................................................            1,400            25,025
  Schultz Sav-O Stores.....................................................           17,800           269,225
 *Staples..................................................................            4,500           110,250
 *Urban Outfitters.........................................................            3,200            75,600
 *Value City Department Stores.............................................            5,500            37,125
                                                                                                   -----------
                                                                                                       913,244
                                                                                                   -----------
  Consumer Non-Durables/Textiles
    and Apparel-0.81%
 *Chaus (Bernard)..........................................................            6,100            22,113
 *Cutter & Buck............................................................            3,500            29,313
 *Hyde Athletic Industries Class B.........................................            6,000            23,625
 *Sport-Haley..............................................................            1,200            11,700
  Wolverine World Wide.....................................................            2,500            78,750
                                                                                                   -----------
                                                                                                       165,501
                                                                                                   -----------

Emerging Growth Series
Statement of Net Assets (Continued)

                                                                                       Number            Market
                                                                                    of Shares             Value
  COMMON STOCK(Continued)
  Consumer Non-Durables/Other-4.98%
  Anthony Industries.......................................................            4,100       $    94,300
  Armor All Products.......................................................            5,300            95,400
 *Bell Sports..............................................................            6,407            51,656
  Dreyer's Grand Ice Cream.................................................            4,300           144,588
 *Equity Marketing.........................................................            6,300            79,931
 *ERO......................................................................            4,200            25,725
 *Galoob (Lewis) Toys......................................................            5,600            65,800
 *GT Bicycles..............................................................            3,900            36,563
 *Hart Brewing.............................................................            7,700           115,500
 *Lincoln Snacks...........................................................            7,300            14,144
 *Marvel Entertainment Group...............................................            4,400            57,200
 *Rawlings Sporting Goods..................................................            1,700            13,494
 *Robert Mondavi Class A...................................................            2,900            81,200
 *Toy Biz..................................................................            6,700           145,725
                                                                                                   -----------
                                                                                                     1,021,226
                                                                                                   -----------
  Consumer Services/Entertainment
    & Leisure-7.92%
 *Adelphia Communications Class A..........................................            8,600            56,975
 *All American Communications..............................................            2,800            27,475
 *American Coin Merchandising..............................................            6,300            39,769
 *Ascent Entertainment Group...............................................           17,500           277,813
 *Cinergi Pictures Entertainment...........................................           14,600            38,325
  Comcast Class A..........................................................            4,600            81,075
 *Comcast UK Cable Partners Ltd............................................            4,800            60,000
 *Echostar Communications Class A..........................................            3,600            88,425
 *Extended Stay America....................................................            2,800            76,300
 *HFS......................................................................              629            51,421
 *Mirage Resorts...........................................................            5,600           193,200
 *Monarch Casino & Resort..................................................            7,900            29,625
 *Players International....................................................            3,300            35,475
 *Rio Hotel & Casino.......................................................            8,800           103,400
 *Savoy Pictures Entertainment.............................................           15,600            98,475
 *Speedway Motorsports.....................................................              200             6,000
 *Studio Plus Hotels.......................................................            1,800            46,800
 *Tele-Communications International........................................            7,000           158,813
 *United International Holdings Class A....................................            4,000            58,500
 *WMS Industries...........................................................            5,900            96,613
                                                                                                   -----------
                                                                                                     1,624,479
                                                                                                   -----------
  Consumer Services/Restaurants-3.06%
 *Dave & Buster's..........................................................            7,700            94,325
 *HomeTown Buffet..........................................................            8,800            97,350
 *Logan's Roadhouse........................................................            7,300           125,013
 *Quantum Restaurant Group.................................................            6,600            74,250
 *Rock Bottom Restaurants..................................................            1,100            14,300
 *Sonic....................................................................           11,850           222,188
                                                                                                   -----------
                                                                                                       627,426
                                                                                                   -----------
  Consumer Services/Other-0.68%
  Barefoot.................................................................            4,800            49,500
 *Protection One...........................................................            8,800            89,100
                                                                                                   -----------
                                                                                                       138,600
                                                                                                   -----------
  Energy-0.26%
  Mitchell Energy & Development Class B....................................            2,900            54,375
                                                                                                   -----------
                                                                                                        54,375
                                                                                                   -----------
  Financial/Insurance-0.18%
 *Penn Treaty American.....................................................            2,200            36,025
                                                                                                   -----------
                                                                                                        36,025
                                                                                                   -----------
  Financial/Other-0.09%
 *CRW Financial............................................................            3,460            19,463
                                                                                                   -----------
                                                                                                        19,463
                                                                                                   -----------
  Healthcare/Devices-3.21%
 *AVECOR Cardiovascular....................................................            4,800            83,400
 *Bio-Vascular.............................................................            1,500            17,625
 *i-STAT...................................................................              200             6,450
 *Lifecore Biomedical......................................................            3,700            69,838
 *Molecular Dynamics.......................................................            7,900            48,881
 *Norland Medical Systems..................................................            4,400           100,650
 *Ostex International......................................................            9,900           186,863
 *Ventritex................................................................            8,200           144,013
                                                                                                   -----------
                                                                                                       657,720
                                                                                                   -----------

Emerging Growth Series
Statement of Net Assets (Continued)

                                                                                       Number            Market
                                                                                    of Shares             Value
  COMMON STOCK (Continued)
  Healthcare/Pharmaceuticals-2.93%
 *ARIAD Pharmaceuticals....................................................            6,400       $    30,000
 *Ethical Holdings plc.....................................................            7,300            65,244
 *Gilead Sciences..........................................................            8,900           287,025
 *Guilford Pharmeceuticals.................................................            3,400            53,550
 *La Jolla Pharmaceutical..................................................            5,300            26,169
 *Sano.....................................................................            8,200            92,250
 *Vertex Pharmaceuticals...................................................            1,800            47,025
                                                                                                   -----------
                                                                                                       601,263
                                                                                                   -----------
  Healthcare/Services-3.65%
 *American Oncology Resources..............................................              900            43,763
 *Apria Healthcare Group...................................................            4,800           136,800
 *FPA Medical Management...................................................           17,500           164,063
 *HPR......................................................................              200             6,000
 *Mecon....................................................................            1,200            19,050
 *National Surgery Centers.................................................            1,000            22,750
 *Pediatrix Medical Group..................................................            1,700            47,175
 *Renal Treatment Centers..................................................            4,700           206,800
 *Safeguard Health Enterprises.............................................            3,200            37,200
 *Sheridan Healthcare......................................................            2,500            29,844
 *Total Renal Care Holdings................................................            1,200            35,400
                                                                                                   -----------
                                                                                                       748,845
                                                                                                   -----------
  Technology/Communications-3.83%
 *C-COR Electronics........................................................            5,900           137,175
 *Digital Microwave........................................................            3,700            36,538
 *EIS International........................................................            7,100           114,488
 *Gandalf Technologies.....................................................           13,000           221,813
 *General DataComm Industries..............................................            3,200            54,800
 *IntelCom Group...........................................................            5,900            73,013
 *NetStar..................................................................            2,800            52,500
 *PSINet...................................................................            3,100            71,106
 *Tollgrade Communications.................................................            1,600            24,400
                                                                                                   -----------
                                                                                                       785,833
                                                                                                   -----------
  Technology/Hardware-5.48%
 *Alpha Industries.........................................................              600             8,475
 *Iomega...................................................................            2,100           102,244
 *ITI Technologies.........................................................            5,900           173,313
 *Jabil Circuit............................................................            9,600           105,600
 *Micronics Computers......................................................            6,500            23,156
 *Mylex....................................................................              300             5,794
 *Percon...................................................................              900            11,363
 *Plasma & Materials Technology............................................            1,600            18,000
 *Radius...................................................................            4,900             9,877
 *Read-Rite................................................................            6,900           159,994
  Scientific-Atlanta.......................................................            5,800            87,000
 *Smartflex Systems........................................................            1,200            21,300
 *Standard Microsystems....................................................           11,800           196,175
 *Trimble Navigation Ltd...................................................              600            11,250
 *TriQuint Semiconductor...................................................            4,900            66,456
 *Zycon....................................................................           10,900           123,988
                                                                                                   -----------
                                                                                                     1,123,985
                                                                                                   -----------
  Technology/Software-11.63%
 *Acclaim Entertainment....................................................            2,700            33,581
 *Activision...............................................................           19,100           211,294
 *A.D.A.M. Software........................................................            2,200            14,575
 *Bachman Information Systems..............................................            5,000            47,813
+*Bachman Information Systems 144A.........................................           22,100           183,858
 *Broadway & Seymour.......................................................            5,700            91,200
 *Cadence Design Systems...................................................            4,800           201,600
 *Cheyenne Software........................................................            5,500           143,688
 *Excalibur Technologies...................................................            7,700           280,088
 *Fulcrum Technologies.....................................................            3,900           123,825
  HBO & Company............................................................              836            63,954
 *MetaTools................................................................              400            10,300
 *Phamis...................................................................            1,000            30,000
 *PLATINUM technology......................................................           12,195           224,845
 *Prophet 21...............................................................            4,800            23,100
 *Ross Systems.............................................................           10,100            31,247
 *Secure Computing.........................................................            2,000           111,500
 *Sierra On-Line Class A...................................................           10,400           297,700
 *SPSS.....................................................................            4,400            84,975
 *Symantec.................................................................            7,600           176,225
                                                                                                   -----------
                                                                                                     2,385,368
                                                                                                   -----------

Emerging Growth Series
Statement of Net Assets (Continued)

                                                                                       Number            Market
                                                                                    of Shares             Value
  COMMON STOCK (Continued)
  Technology/Other-0.49%
 *TechForce................................................................           11,700       $   100,181
                                                                                                   -----------
                                                                                                       100,181
                                                                                                   -----------
  Transportation-0.43%
 *Midwest Express Holdings.................................................            2,600            72,150
 *Western Pacific Airlines.................................................            1,000            17,000
                                                                                                   -----------
                                                                                                        89,150
                                                                                                   -----------
  Total Common Stock (cost $12,518,292)....................................                         15,032,555
                                                                                                   -----------
                                                                                   Principal       Market
                                                                                    Amount         Value
  SHORT-TERM INVESTMENTS-4.85%
  Federal National Mortgage Association
    Discount Notes 2/1/96..................................................       $1,000,000           995,281
                                                                                                   -----------
  Total Short-Term Investments (cost $995,281).............................                            995,281
                                                                                                   -----------
  REPURCHASE AGREEMENTS-21.33%
  With Chase Manhattan 5.60% 1/2/96 (dated
    12/29/95, collateralized by $837,000
    U.S. Treasury Notes 7.875% due 7/31/96,
    market value $875,606 and $577,000
    U.S. Treasury Notes 7.00% due 9/30/96,
    market value $593,637).................................................       $1,432,000       $ 1,432,000
  With Morgan (J.P) 5.75% 1/2/96 (dated 12/29/95,
    collateralized by $897,000 U.S. Treasury Notes
    6.00% due 8/31/97, market value $925,385 and
    $550,000 U.S. Treasury Notes 7.375% due
    11/15/97, market value $575,734).......................................        1,471,000         1,471,000
  With PaineWebber 5.875% 1/2/96 (dated
    12/29/95, collateralized by $819,000
    U.S. Treasury Notes 7.50% due 12/31/96,
    market value $866,791 and $610,000
    U.S. Treasury Notes 6.875% due 2/28/97,
    market value $634,737).................................................        1,471,000         1,471,000
                                                                                                   -----------
  Total Repurchase Agreements
    (cost $4,374,000)......................................................                          4,374,000
                                                                                                   -----------
  TOTAL MARKET VALUE OF SECURITES OWNED-99.47% (cost $17,887,573)..........                         20,401,836
  RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.53%....................                            107,828
                                                                                                   -----------
  NET ASSETS APPLICABLE TO 1,462,978 SHARES ($0.01 PAR VALUE) OUTSTANDING;
    EQUIVALENT TO $14.02 PER SHARE-100.00%.................................                        $20,509,664
                                                                                                   ===========

--------------------
*Non-income producing security for the year ended December 31, 1995.
+This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, this security amounted to $183,858 or 0.90% of net assets.

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1995
Common stock, $0.01 par value, 500,000,000 authorized to the Fund
  with 50,000,000 shares allocated to the Series.........................                        $16,703,739
Accumulated undistributed:
  Net investment income..................................................                            126,741
  Net realized gain on investments.......................................                          1,164,921
  Net unrealized appreciation of investments.............................                          2,514,263
                                                                                                 -----------
Total net assets.........................................................                        $20,509,664
                                                                                                 ===========

                            See accompanying notes

Delaware Group Premium Fund, Inc.-Value Series
Statement of Net Assets
December 31, 1995

                                                                                   Number               Market
                                                                                  of Shares             Value
 COMMON STOCK-89.89%
 Aerospace & Defense-1.63%
*Moog......................................................................         5,000          $    86,250
 Thiokol...................................................................         3,200              108,400
                                                                                                   -----------
                                                                                                       194,650
                                                                                                   -----------
 Automotives & Automotive Parts-2.66%
*Custom Chrome.............................................................         6,300              144,506
 Smith (A.O.)..............................................................         5,100              105,825
 Titan Wheel International.................................................         4,100               66,625
                                                                                                   -----------
                                                                                                       316,956
                                                                                                   -----------
 Banking, Finance & Insurance-17.54%
*Amresco...................................................................         5,600               70,000
 Allmerica Property & Casualty.............................................         5,900              159,300
*AmeriCredit...............................................................        13,300              181,213
 California Federal Bank...................................................        10,300              162,225
 First Security............................................................         4,600              175,950
 FirstMerit................................................................         1,700               50,363
 Fourth Financial..........................................................         1,500               61,125
 Hibernia Class A..........................................................         5,600               60,200
 Horace Mann Educators.....................................................         3,500              109,375
 Mid Ocean Limited.........................................................         3,400              125,375
 Money Store (The).........................................................         7,750              121,094
 ONBANCorp.................................................................         3,500              117,031
 PMI Group.................................................................         2,300              104,075
 PartnerRe Limited.........................................................         2,900               79,206
 Prudential Reinsurance Holdings...........................................         3,800               88,825
 Titan Holdings............................................................         2,200               31,625
*Transport Holdings Class A................................................         1,300               54,113
 U.S. Bancorp..............................................................         4,410              148,011
 USF&G.....................................................................         6,200              104,625
 Union Planters............................................................         2,800               89,250
                                                                                                   -----------
                                                                                                     2,092,981
                                                                                                   -----------

                                                                                   Number               Market
                                                                                  of Shares             Value
 COMMON STOCK (Continued)
 Building, Housing & Materials-8.27%
 Apogee Enterprises........................................................         2,000          $    34,250
 Centex....................................................................         4,900              170,275
*Centex Construction Products..............................................         2,600               37,375
*Central Sprinkler.........................................................         2,400               83,400
*Champion Enterprises......................................................         5,400              166,725
 Continental Homes Holding.................................................         8,400              206,850
 Elcor.....................................................................         3,100               67,425
*Griffon...................................................................         4,600               41,400
 Kaufman & Broad Home......................................................         8,600              127,925
*Southern Energy Homes.....................................................         3,000               51,375
                                                                                                   -----------
                                                                                                       987,000
                                                                                                   -----------
 Chemicals-3.75%
 Betz Laboratories.........................................................         1,400               57,400
*CFC International.........................................................         2,200               19,525
*Carbide/Graphite Group....................................................         2,900               41,688
 Ferro.....................................................................         4,600              106,950
*Scotts....................................................................         6,700              129,813
*Sterling Chemicals........................................................        11,300               91,813
                                                                                                   -----------
                                                                                                       447,189
                                                                                                   -----------
 Energy & Energy Services-10.06%
*Belden & Blake............................................................         4,250               75,438
*Brown (Tom)...............................................................         7,600              110,200
*Chesapeake Energy.........................................................         1,650               54,863
 Cross Timbers Oil.........................................................         2,200               38,775
 Devon Energy..............................................................         4,100              104,550
*Global Marine.............................................................        12,900              112,875
*Nabors Industries.........................................................         3,200               35,600
*Noble Drilling............................................................        10,350               92,503
*Offshore Logistics........................................................         7,100               89,638
*Seacor Holdings...........................................................         6,500              176,719
 USX-Delhi Group...........................................................         5,700               59,138
 Valero Energy.............................................................         5,500              134,750
 Western Gas Resources.....................................................         7,100              114,488
                                                                                                   -----------
                                                                                                     1,199,537
                                                                                                   -----------

42

Value Series
Statement of Net Assets (Continued)

                                                                                   Number               Market
                                                                                  of Shares              Value
 COMMON STOCK (Continued)
 Food, Beverage & Tobacco-2.02%
*Bush Boake Allen..........................................................         2,700          $    73,913
*Daka International........................................................         3,100               84,863
 International Multifoods..................................................         4,100               82,513
                                                                                                   -----------
                                                                                                       241,289
                                                                                                   -----------
 Healthcare & Pharmaceuticals-10.64%
*Arbor Health Care.........................................................         6,100              108,275
*Community Health Systems..................................................         3,300              117,563
*Lincare Holdings..........................................................         3,200               79,600
*Mariner Health Group......................................................         9,200              155,250
*Marquette Electronics Class A.............................................         4,100               84,563
*Maxicare Health Plans.....................................................         7,200              194,850
*Mid Atlantic Medical Services.............................................         6,800              164,900
*Multicare.................................................................         5,300              127,200
 Owens & Minor.............................................................         3,200               40,800
*Sunrise Medical...........................................................         2,900               53,650
*Sybron International......................................................           600               14,250
*Universal Health Services Class B.........................................         2,900              128,688
                                                                                                   -----------
                                                                                                     1,269,589
                                                                                                   -----------
 Industrial Machinery-10.04%
 Cascade...................................................................         3,400               46,750
*Global Industries Technology..............................................         8,000              151,000
 Greenfield Industries.....................................................         4,000              124,500
 IDEX......................................................................         3,500              143,500
 JLG Industries............................................................         5,200              153,400
 Keystone International....................................................         6,100              122,000
 Manitowoc.................................................................         4,800              147,000
 Regal-Beloit..............................................................         6,100              132,675
*Rexel.....................................................................         6,700               90,450
 TriMas....................................................................         2,700               50,963
 Varlen....................................................................         1,640               35,465
                                                                                                   -----------
                                                                                                     1,197,703
                                                                                                   -----------

                                                                                  Number               Market
                                                                                 of Shares             Value
 COMMON STOCK (Continued)
 Media, Leisure & Entertainment-5.04%
 Callaway Golf.............................................................         2,000          $    45,250
*Carmike Cinemas Class A...................................................         5,600              126,000
*Devon Group...............................................................         5,000              146,875
*Hollywood Park............................................................         9,200               92,000
 Polaris Industries........................................................         4,000              117,500
*Valassis Communications...................................................         4,200               73,500
                                                                                                   -----------
                                                                                                       601,125
                                                                                                   -----------
 Metals & Mining-1.19%
 AK Steel Holding..........................................................         3,300              113,025
*Universal Stainless & Alloy Products......................................         2,700               28,856
                                                                                                   -----------
                                                                                                       141,881
                                                                                                   -----------
 Paper & Forest Products-4.55%
 Boise Cascade.............................................................         3,000              103,875
 Chesapeake................................................................         3,800              112,575
 Longview Fibre............................................................         7,200              117,000
 Rayonier..................................................................         2,900               96,788
 Willamette Industries.....................................................         2,000              112,500
                                                                                                   -----------
                                                                                                       542,738
                                                                                                   -----------
 Real Estate-5.81%
 Developers Diversified Realty.............................................         3,600              108,000
 Highwoods Properties......................................................         4,200              118,650
 Public Storage............................................................         5,400              102,600
 ROC Communities...........................................................         4,800              115,200
 Reckson Associates Realty.................................................         4,100              120,438
 Starwood Lodging Trust....................................................         4,300              127,925
                                                                                                   -----------
                                                                                                       692,813
                                                                                                   -----------
 Retail & Apparel-0.85%
*Lands' End................................................................         3,700               50,413
 Pier 1 Imports............................................................         4,500               51,188
                                                                                                   -----------
                                                                                                       101,601
                                                                                                   -----------

43

Value Series
Statement of Net Assets (Continued)

                                                                                    Number              Market
                                                                                  of Shares             Value
 COMMON STOCK (Continued)
 Technology-1.56%
*Cherry Class A............................................................         1,900          $    19,000
*Cherry Class B............................................................         3,700               36,538
 Methode Electronics Class A...............................................         9,150              130,388
                                                                                                   -----------
                                                                                                       185,926
                                                                                                   -----------
 Textiles & Furniture-1.23%
 Juno Lighting.............................................................         5,700               89,775
*Mohawk Industries.........................................................         3,700               56,656
                                                                                                   -----------
                                                                                                       146,431
                                                                                                   -----------
 Transportation & Related-3.05%
*ABC Rail Products.........................................................         3,700               82,094
 Airborne Freight..........................................................         4,100              109,163
*Landstar Systems..........................................................         2,500               67,813
 TNT Freightways...........................................................         5,200              104,650
                                                                                                   -----------
                                                                                                       363,720
                                                                                                   -----------
 Total Common Stock (cost $9,504,980)......................................                         10,723,129
                                                                                                   -----------

                                                                                  Number                Market
                                                                                  Amount                Value
 REPURCHASE AGREEMENTS-9.87%
 With Chase Manhattan 5.60% 1/2/96
   (dated 12/29/95, collateralized by $225,000
   U.S. Treasury Notes 7.875% due 7/31/96,
   market value $235,849 and $155,000
   U.S. Treasury Notes 7.00% due 9/30/96,
   market value $159,878)..................................................      $386,000          $   386,000
 With Morgan (J.P.) 5.75% 1/2/96 (dated 12/29/95,
   collateralized by $241,000 U.S. Treasury Notes
   6.00% due 8/31/97, market value $249,056
   and $148,000 U.S. Treasury Notes 7.375%
   due 11/15/97, market value $155,157)....................................       396,000              396,000
 With PaineWebber 5.875% 1/2/96 (dated
   12/29/95, collateralized by $221,000
   U.S. Treasury Notes 7.50% due 12/31/96,
   market value $233,756 and $164,000
   U.S. Treasury Notes 6.875% due 2/28/97,
   market value $170,567)..................................................       396,000              396,000
                                                                                                   -----------
 Total Repurchase Agreements
   (cost $1,178,000).......................................................                          1,178,000
                                                                                                   -----------



 TOTAL MARKET VALUE OF SECURITIES OWNED-99.76% (cost $10,682,980)..............................     11,901,129
 RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.24%.........................................         28,181
                                                                                                   -----------
 NET ASSETS APPLICABLE TO 956,504 SHARES ($.01 PAR VALUE) OUTSTANDING;
   EQUIVALENT TO $12.47 PER SHARE-100.00%......................................................    $11,929,310
                                                                                                   ===========
 COMPONENTS OF NET ASSETS AT DECEMBER 31, 1995
 Common stock, $.01 par value, 500,000,000 authorized to the Fund
   with 50,000,000 allocated to the Series.....................................................    $10,078,774
 Accumulated undistributed:
   Net investment income.......................................................................        181,687
   Net realized gain on investments............................................................        450,700
   Net unrealized appreciation of investments and foreign currencies...........................      1,218,149
                                                                                                   -----------
 Total net assets..............................................................................    $11,929,310
                                                                                                   ===========

----------------------
*Non-income producing security for the year ended December 31, 1995.

                            See accompanying notes

Delaware Group Premium Fund, Inc.
Statement of Operations

                                                                   Year Ended December 31, 1995
                                                   Equity/        High       Capital      Multiple       Money
                                                   Income        Yield      Reserves      Strategy      Market
                                                   Series        Series      Series        Series       Series
INVESTMENT INCOME:
Interest.....................................   $   138,169   $ 5,475,837  $1,947,644   $ 1,505,376   $1,137,281
Dividends (net of foreign tax withheld
  $334,303 for the International Equity
  Series)....................................     3,371,106        37,188          --       941,168           --
                                                -----------   -----------  ----------   -----------   ----------
                                                  3,509,275     5,513,025   1,947,644     2,446,544    1,137,281
                                                -----------   -----------  ----------   -----------   ----------
EXPENSES:
Management fees..............................       528,481       311,242     157,204       329,278       93,257
Dividend disbursing and transfer agent
  fees and expenses..........................        12,010         6,887       3,630         7,409        2,479
Custodian fees...............................        18,058         6,784       3,418         7,101        2,448
Professional fees............................         9,614         4,457       5,115         5,591        3,468
Salaries.....................................        22,021        12,873       6,624        13,427        4,718
Taxes other than income......................         7,492         4,938       3,271         2,993        1,571
Directors' fees..............................         1,624         1,624       1,624         1,624        1,624
Registration fees............................         2,873         3,629          14         1,335        1,450
Amortization of organization expenses........            --            --          --            --           --
Reports to shareholders......................         5,633         2,977       4,087         4,415        2,700
Other........................................         9,574         6,181       3,779         6,235        3,602
                                                -----------   -----------  ----------   -----------   ----------
                                                    617,380       361,592     188,766       379,408      117,317
Less expenses absorbed by Delaware
  Management Company, Inc. or Delaware
  International Advisers Ltd.................            --            --          --            --           --
                                                -----------   -----------  ----------   -----------   ----------
                                                    617,380       361,592     188,766       379,408      117,317
                                                -----------   -----------  ----------   -----------   ----------
NET INVESTMENT INCOME........................     2,891,895     5,151,433   1,758,878     2,067,136    1,019,964
                                                -----------   -----------  ----------   -----------   ----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investment transactions....................     8,991,108    (2,216,446)    135,624     3,430,187           --
  Foreign currencies.........................            --            --          --            --           --
                                                -----------   -----------  ----------   -----------   ----------
Net realized gain (loss).....................     8,991,108    (2,216,446)    135,624     3,430,187           --
Net unrealized appreciation of investments
  and foreign currencies during
  the period.................................    15,300,401     4,534,509   1,589,424     7,556,374           --
                                                -----------   -----------  ----------   -----------   ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS AND
  FOREIGN CURRENCIES.........................    24,291,509     2,318,063   1,725,048    10,986,561           --
                                                -----------   -----------  ----------   -----------   ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS.................................   $27,183,404   $ 7,469,496  $3,483,926   $13,053,697   $1,019,964
                                                ===========   ===========  ==========   ===========   ==========

                                                          Year Ended December 31, 1995
                                                            International    Emerging
                                                  Growth         Equity       Growth         Value
                                                  Series         Series*      Series        Series*
INVESTMENT INCOME:
Interest.....................................   $   548,723    $  430,301   $  209,430    $  152,913
Dividends (net of foreign tax withheld
  $334,303 for the International Equity
  Series)....................................       126,000     2,247,629       18,178       103,969
                                                -----------    ----------   ----------    ----------
                                                    674,723     2,677,930      227,608       256,882
                                                -----------    ----------   ----------    ----------
EXPENSES:
Management fees..............................       357,930       525,376       92,985        65,528
Dividend disbursing and transfer agent
  fees and expenses..........................         6,322         9,204        1,658         1,097
Custodian fees...............................         9,957        48,038        5,618         7,795
Professional fees............................         4,281         4,270        5,064         1,528
Salaries.....................................        11,787        17,309        2,989         2,139
Taxes other than income......................         4,429         5,616        1,425           742
Directors' fees..............................         1,624         1,624        1,624         1,624
Registration fees............................         2,754         6,098        3,797         1,248
Amortization of organization expenses........            --            17           --            --
Reports to shareholders......................         3,519         5,390        2,792         2,176
Other........................................         3,389         5,184        1,665           243
                                                -----------    ----------   ----------    ----------
                                                    405,992       628,126      119,617        84,120
Less expenses absorbed by Delaware
  Management Company, Inc. or Delaware
  International Advisers Ltd.................       (21,585)      (67,625)     (20,626)      (14,512)
                                                -----------    ----------   ----------    ----------
                                                    384,407       560,501       98,991        69,608
                                                -----------    ----------   ----------    ----------
NET INVESTMENT INCOME........................       290,316     2,117,429      128,617       187,274
                                                -----------    ----------   ----------    ----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investment transactions....................     4,648,144       726,008    1,200,003       451,557
  Foreign currencies.........................            --       478,025           --        (1,324)
                                                -----------    ----------   ----------    ----------
Net realized gain (loss).....................     4,648,144     1,204,033    1,200,003       450,233
Net unrealized appreciation of investments
  and foreign currencies during
  the period.................................     7,352,687     5,972,496    2,501,445     1,319,759
                                                -----------    ----------   ----------    ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS AND
  FOREIGN CURRENCIES.........................    12,000,831     7,176,529    3,701,448     1,769,992
                                                -----------    ----------   ----------    ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS.................................   $12,291,147    $9,293,958   $3,830,065    $1,957,266
                                                ===========    ==========   ==========    ==========

--------------------
*The International Equity Series and the Value Series were the only Series of the Fund which engaged in foreign currency transactions during the year ended December 31, 1995.

                            See accompanying notes

Delaware Group Premium Fund, Inc.
Statement of Changes in Net Assets

                                                                   Year Ended December 31, 1995
                                                   Equity/        High       Capital      Multiple       Money
                                                   Income        Yield       Reserves     Strategy       Market
                                                   Series        Series       Series       Series        Series
                                                ------------  -----------  -----------  -----------   -----------
OPERATIONS:
Net investment income.........................  $  2,891,895  $ 5,151,433  $ 1,758,878  $ 2,067,136   $ 1,019,964
Net realized gain (loss) on investments
  and foreign currencies......................     8,991,108   (2,216,446)     135,624    3,430,187            --
Net unrealized appreciation of investments
  and foreign currencies during the period....    15,300,401    4,534,509    1,589,424    7,556,374            --
                                                ------------  -----------  -----------  -----------   -----------
Net increase in net assets resulting
  from operations.............................    27,183,404    7,469,496    3,483,926   13,053,697     1,019,964
                                                ------------  -----------  -----------  -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.........................    (2,866,310)  (5,151,209)  (1,758,878)  (1,726,534)   (1,019,964)
Net realized gain from security transactions..    (1,335,871)          --           --           --            --
                                                ------------  -----------  -----------  -----------   -----------
                                                  (4,202,181)  (5,151,209)  (1,758,878)  (1,726,534)   (1,019,964)
                                                ------------  -----------  -----------  -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold.....................    20,442,574   14,846,158    3,683,164    8,013,382    33,835,327
Net asset value of shares issued
  upon reinvestment of dividends from
  net investment income.......................     2,866,310    5,150,169    1,759,031    1,726,534     1,019,729
Net asset value of shares issued upon
  reinvestment of distributions from net
  realized gain from security transactions....     1,335,871           --           --           --            --
                                                ------------  -----------  -----------  -----------   -----------
                                                  24,644,755   19,996,327    5,442,195    9,739,916    34,855,056
Cost of shares repurchased....................   (11,347,305)  (9,395,328)  (5,207,601)  (5,582,634)  (38,641,425)
                                                ------------  -----------  -----------  -----------   -----------
Increase (decrease) in net assets derived
  from capital share transactions.............    13,297,450   10,600,999      234,594    4,157,282    (3,786,369)
                                                ------------  -----------  -----------  -----------   -----------
NET INCREASE (DECREASE) IN
  NET ASSETS..................................    36,278,673   12,919,286    1,959,642   15,484,445    (3,786,369)
NET ASSETS:
Beginning of period...........................    72,724,783   43,685,668   25,975,097   47,730,731    20,124,551
                                                ------------  -----------  -----------  -----------   -----------
End of period.................................  $109,003,456  $56,604,954  $27,934,739  $63,215,176   $16,338,182
                                                ============  ===========  ===========  ===========   ===========
Undistributed net investment income...........  $    852,092           --           --  $ 1,545,561            --
                                                ============  ===========  ===========  ===========   ===========


                                                              Year Ended December 31, 1995
                                                               International   Emerging
                                                    Growth        Equity        Growth          Value
                                                    Series       Series*        Series         Series*
OPERATIONS:
Net investment income.........................   $   290,316   $ 2,117,429   $   128,617   $   187,274
Net realized gain (loss) on investments
  and foreign currencies......................     4,648,144     1,204,033     1,200,003       450,233
Net unrealized appreciation of investments
  and foreign currencies during the period....     7,352,687     5,972,496     2,501,445     1,319,759
                                                 -----------   -----------   -----------   -----------
Net increase in net assets resulting
  from operations.............................    12,291,147     9,293,958     3,830,065     1,957,266
                                                 -----------   -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.........................      (249,375)   (1,199,737)      (57,059)      (94,859)
Net realized gain from security transactions..            --      (449,901)           --       (44,268)
                                                 -----------   -----------   -----------   -----------
                                                    (249,375)   (1,649,638)      (57,059)     (139,127)
                                                 -----------   -----------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold.....................    13,930,551    22,650,087    13,704,620     4,512,315
Net asset value of shares issued
  upon reinvestment of dividends from
  net investment income.......................       249,375     1,199,737        57,059        94,859
Net asset value of shares issued upon
  reinvestment of distributions from net
  realized gain from security transactions....            --       449,901            --        44,268
                                                 -----------   -----------   -----------   -----------
                                                  14,179,926    24,299,725    13,761,679     4,651,442
Cost of shares repurchased....................    (7,443,317)   (8,045,244)   (4,111,780)     (831,456)
                                                 -----------   -----------   -----------   -----------
Increase (decrease) in net assets derived
  from capital share transactions.............     6,736,609    16,254,481     9,649,899     3,819,986
                                                 -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN
  NET ASSETS..................................    18,778,381    23,898,801    13,422,905     5,638,125
NET ASSETS:
Beginning of period...........................    39,344,208    57,649,238     7,086,759     6,291,185
                                                 -----------   -----------   -----------   -----------
End of period.................................   $58,122,589   $81,548,039   $20,509,664   $11,929,310
                                                 ===========   ===========   ===========   ===========
Undistributed net investment income...........   $   266,670   $ 2,405,240   $   126,741   $   181,687
                                                 ===========   ===========   ===========   ===========

--------------------
*The International Equity Series and the Value Series were the only Series of the Fund which engaged in foreign currency transactions during the year ended December 31, 1995.

                            See accompanying notes

Delaware Group Premium Fund, Inc.
Statement of Changes in Net Assets (Continued)

                                                                      Year Ended December 31, 1994
                                                   Equity/         High           Capital       Multiple         Money
                                                   Income          Yield         Reserves       Strategy        Market
                                                   Series         Series          Series         Series         Series
OPERATIONS:
Net investment income.........................  $  2,563,952   $  4,254,047    $ 1,664,805    $ 1,635,472    $    627,526
Net realized gain (loss) on investments
  and foreign currencies......................     1,326,221     (1,450,110)    (1,447,823)      (723,778)             --
Net unrealized appreciation (depreciation)
  of investments and foreign currencies
  during the period...........................    (4,146,440)    (3,933,977)      (896,017)    (1,112,198)             --
                                                ------------   ------------    -----------    -----------    ------------
Net increase (decrease) in net assets
  resulting from operations...................      (256,267)    (1,130,040)      (679,035)      (200,504)        627,526
                                                ------------   ------------    -----------    -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.........................    (2,461,871)    (4,254,270)    (1,664,805)    (1,052,342)       (627,526)
Net realized gain from security transactions..    (3,167,456)            --       (132,532)      (855,762)             --
                                                ------------   ------------    -----------    -----------    ------------
                                                  (5,629,327)    (4,254,270)    (1,797,337)    (1,908,104)       (627,526)
                                                ------------   ------------    -----------    -----------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold.....................    20,542,246     22,991,853      9,189,632     15,602,794      38,911,281
Net asset value of shares issued
  upon reinvestment of dividends from
  net investment income.......................     2,461,871      4,254,270      1,664,805      1,052,342         651,015
Net asset value of shares issued upon
  reinvestment of distributions from
  realized gain from security transactions....     3,167,456             --        132,532        855,762              --
                                                ------------   ------------    -----------    -----------    ------------
                                                  26,171,573     27,246,123     10,986,969     17,510,898      39,562,296
Cost of shares repurchased....................   (13,080,317)   (13,090,790)    (6,708,277)    (4,906,327)    (29,683,173)
                                                ------------   ------------    -----------    -----------    ------------
Increase in net assets derived from
  capital transactions........................    13,091,256     14,155,333      4,278,692     12,604,571       9,879,123
                                                ------------   ------------    -----------    -----------    ------------
NET INCREASE IN NET ASSETS....................     7,205,662      8,771,023      1,802,320     10,495,963       9,879,123
NET ASSETS:
Beginning of period...........................    65,519,121     34,914,645     24,172,777     37,234,768      10,245,428
                                                ------------   ------------    -----------    -----------    ------------
End of period.................................  $ 72,724,783   $ 43,685,668    $25,975,097    $47,730,731    $ 20,124,551
                                                ============   ============    ===========    ===========    ============
Undistributed net investment income...........  $    826,507   $       (224)            --    $ 1,204,959              --
                                                ============   ============    ===========    ===========    ============
                                                             Year Ended December 31, 1994
                                                               International    Emerging
                                                   Growth         Equity         Growth         Value
                                                   Series         Series*        Series        Series*
OPERATIONS:
Net investment income.........................  $   237,132    $ 1,346,221    $    55,183    $   90,596
Net realized gain (loss) on investments
  and foreign currencies......................      159,943        124,691        (35,082)       43,411
Net unrealized appreciation (depreciation)
  of investments and foreign currencies
  during the period...........................   (1,816,840)    (1,593,702)         9,655      (105,827)
                                                -----------    -----------    -----------    ----------
Net increase (decrease) in net assets
  resulting from operations...................   (1,419,765)      (122,790)        29,756        28,180
                                                -----------    -----------    -----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
Net investment income.........................     (168,541)      (117,179)            --            --
Net realized gain from security transactions..           --        (16,740)            --            --
                                                -----------    -----------    -----------    ----------
                                                   (168,541)      (133,919)            --            --
                                                -----------    -----------    -----------    ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold.....................   16,716,420     43,657,308      9,130,736     6,276,621
Net asset value of shares issued
  upon reinvestment of dividends from
  net investment income.......................      168,541        117,179             --            --
Net asset value of shares issued upon
  reinvestment of distributions from
  realized gain from security transactions....           --         16,740             --            --
                                                -----------    -----------    -----------    ----------
                                                 16,884,961     43,791,227      9,130,736     6,276,621
Cost of shares repurchased....................   (9,132,551)    (2,549,135)    (2,277,534)     (224,105)
                                                -----------    -----------    -----------    ----------
Increase in net assets derived from
  capital transactions........................    7,752,410     41,242,092      6,853,202     6,052,516
                                                -----------    -----------    -----------    ----------
NET INCREASE IN NET ASSETS....................    6,164,104     40,985,383      6,882,958     6,080,696
NET ASSETS:
Beginning of period...........................   33,180,104     16,663,855        203,801       210,489
                                                -----------    -----------    -----------    ----------
End of period.................................  $39,344,208    $57,649,238    $ 7,086,759    $6,291,185
                                                ===========    ===========    ===========    ==========
Undistributed net investment income...........  $   225,729    $ 1,321,383    $    55,183    $   90,596
                                                ===========    ===========    ===========    ==========

*The International Equity Series and the Value Series are the only Series of the Fund which engaged in foreign currency transactions during the year ended December 31, 1994.

                            See accompanying notes

Delaware Group Premium Fund, Inc.
Notes to Financial Statements
December 31, 1995

Delaware Group Premium Fund, Inc. (the "Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Fund is organized as a Maryland corporation and offers nine series: the Equity/Income Series, the High Yield Series, the Capital Reserves Series, the Multiple Strategy Series, the Money Market Series, the Growth Series, the International Equity Series, the Emerging Growth Series and the Value Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and are believed to reflect the fair value of such securities. Securities listed on a foreign exchange are valued at the last quoted sale price before the time when the Fund's securities are valued. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes--Each Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements--Each Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by each Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currencies--The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 pm EST. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Other--Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The High Yield Series, the Capital Reserves Series and the Money Market Series declare dividends daily from net investment income and pay such dividends monthly.

Certain series expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of each Series' average net assets.

2. Investment Management Fees and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. ("DMC"), the investment manager of each Series except the International Equity Series, and Delaware International Advisers Ltd. ("DIAL"), the investment manager of the International Equity Series, a fee which is calculated on the average daily net assets of each Series, at an annual rate less fees paid to the unaffiliated directors for the Equity/Income Series, the High Yield Series, the Capital Reserves Series, the Multiple Strategy Series, the Money Market Series, the Growth Series and the International Equity Series. The management fee for the Emerging Growth Series and the Value Series are calculated daily on the net assets of each Series at an annual rate without consideration of amounts paid to unaffiliated directors. The management fee rates are as follows:

                                                                         Equity/    High       Capital     Multiple    Money
                                                                         Income     Yield      Reserves    Strategy    Market
                                                                         Series     Series     Series      Series      Series
                                                                         ------     ------     --------    --------    ------
Management fees as a percentage of average daily net assets
  (per annum) .......................................................     0.60%      0.60%      0.60%       0.60%       0.50%

                                                                                  International Emerging
                                                                         Growth     Equity     Growth      Value
                                                                         Series     Series     Series      Series
Management fees as a percentage of average daily net assets
  (per annum) .......................................................     0.75%      0.75%      0.75%       0.75%


DMC and DIAL have elected voluntarily to waive their fees and reimburse each Series to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.80% of average daily net assets for each Series through June 30, 1996. Total expenses absorbed by DMC and DIAL for the year ended December 31, 1995 are as follows:

                                                                         Equity/    High       Capital     Multiple    Money
                                                                         Income     Yield      Reserves    Strategy    Market
                                                                         Series     Series     Series      Series      Series
                                                                         ------     ------     --------    --------    ------
Total expenses absorbed by DMC or DIAL ..............................        --         --          --           --        --

                                                                                  International Emerging
                                                                         Growth     Equity     Growth      Value
                                                                         Series     Series     Series      Series
                                                                         ------     ------     ------      ------
Total expenses absorbed by DMC or DIAL ..............................    $21,585    $67,625    $20,626     $14,512

Certain officers of DMC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund. The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the year ended December 31, 1995, the amounts expensed for each Series are as follows:

                                                                         Equity/    High       Capital     Multiple    Money
                                                                         Income     Yield      Reserves    Strategy    Market
                                                                         Series     Series     Series      Series      Series
                                                                         ------     ------     --------    --------    ------
Dividend disbursing and transfer agent fees and other expenses ......    $12,010    $6,887     $3,630      $7,409      $2,479

                                                                                  International Emerging
                                                                         Growth     Equity     Growth      Value
                                                                         Series     Series     Series      Series
                                                                         ------     ------     ------      ------
Dividend disbursing and transfer agent fees and other expenses ......    $ 6,322    $9,204     $1,658      $1,097

On December 31, 1995, the Series had payables to affiliates as follows:

                                                                         Equity/    High       Capital     Multiple    Money
                                                                         Income     Yield      Reserves    Strategy    Market
                                                                         Series     Series     Series      Series      Series
                                                                         ------     ------     --------    --------    ------
Investment management fee payable to DMC or DIAL ....................    $28,408    $12,942    $13,730     $20,962     $6,984
Dividend disbursing and transfer agent fees and other expenses
  payable to DSC ....................................................        195         66         --          36         --
Other expenses payable to DMC and its affiliates ....................         --         95         51         102         36

                                                                                  International Emerging
                                                                         Growth     Equity     Growth      Value
                                                                         Series     Series     Series      Series
                                                                         ------     ------     ------      ------
Investment management fee payable to DMC or DIAL ....................    $34,754    $42,104    $10,299     $ 3,986
Dividend disbursing and transfer agent fees and other expenses
  payable to DSC ....................................................         84        120        106          20
Other expenses payable to DMC and its affiliates ....................        146        129      1,072          --

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DIAL and DSC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DIAL and DSC have heretofore conducted their relationships with the Fund.

3. Investments

Investment securities based on cost for federal income tax purposes at December 31, 1995 are as follows:

                                               Equity/            High              Capital            Multiple
                                               Income             Yield             Reserves           Strategy
                                               Series             Series             Series             Series
                                            ------------        -----------        -----------        -----------
Costs of investments......................  $ 93,906,158        $53,247,057        $27,116,785        $55,399,069
Aggregate unrealized appreciation.........    15,190,232          1,946,373            619,605          7,862,393
Aggregate unrealized depreciation.........      (240,492)          (307,853)           (21,435)          (110,493)
                                            ------------        -----------        -----------        -----------
Market value of investments...............  $108,855,898        $54,885,577        $27,714,955        $63,150,969
                                            ============        ===========        ===========        ===========
Net realized gain (loss) for federal
    income tax purposes...................  $  8,885,198        $(2,216,446)       $   126,156        $ 3,416,692
                                            ============        ===========        ===========        ===========

                                                Money                              International       Emerging
                                                Market            Growth             Equity             Growth            Value
                                                Series            Series             Series             Series            Series
                                            -----------         -----------        -----------        -----------       -----------
Costs of investments......................  $16,392,271         $48,644,405        $75,700,376        $17,887,843       $10,682,980
Aggregate unrealized appreciation.........       --              13,266,041          7,777,986          3,603,228         1,499,133
Aggregate unrealized depreciation.........       --              (3,600,462)        (2,782,063)        (1,089,235)         (280,984)
                                            ------------        -----------        -----------        -----------       -----------
Market value of investments...............  $16,392,271         $58,309,984        $80,696,299        $20,401,836       $11,901,129
                                            ============        ===========        ===========        ===========       ===========
Net realized gain (loss) for federal
    income tax purposes...................       --             $ 4,687,743        $   726,008        $ 1,193,499       $   451,557
                                            ============        ===========        ===========        ===========       ===========

For federal income tax purposes, the Fund had accumulated capital losses at December 31, 1995 of $3,781,875 for the High Yield Series and $1,328,634 for the Capital Reserves Series, which may be carried forward and applied against future capital gains. The capital loss carryover for the High Yield Series expires as follows: 1998--$96,435, 2001--$18,884, 2002--$1,450,110 and 2003--$2,216,446.
The capital loss carryover for the Capital Reserves Series expires in 2002.

During the year ended December 31, 1995, the Series made purchases and sales of investment securities, other than direct U.S. Government securities and temporary cash investments, as follows:

                  Equity/       High          Capital       Multiple                 International   Emerging
                  Income        Yield         Reserves      Strategy     Growth         Equity        Growth       Value
                  Series        Series        Series        Series       Series         Series        Series       Series
                -----------   -----------   -----------   -----------   -----------   -----------   -----------  -----------
Purchases....   $84,153,795   $39,091,241   $29,196,399   $45,962,987   $42,545,218   $28,644,997   $14,696,714  $11,475,833
Sales........    73,959,207    34,614,381    29,035,194    43,471,290    28,680,312    12,951,634     6,792,479    4,429,646

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                         Equity/                      High                      Capital
                                                         Income                      Yield                      Reserves
                                                         Series                      Series                      Series
                                                  --------------------        ---------------------      ---------------------
                                                       Year Ended                  Year Ended                  Year Ended
                                                  12/31/95    12/31/94        12/31/95     12/31/94      12/31/95     12/31/94
Shares sold..................................... 1,543,303   1,740,016       1,698,338    2,489,839       378,909      943,459
Shares issued upon reinvestment of dividends
  from net investment income and distributions
  from net realized gain from security
  transactions..................................   345,969     473,709         583,026      470,533       181,276      186,005
                                                 ---------   ---------       ---------    ---------     ---------    ---------
                                                 1,889,272   2,213,725       2,281,364    2,960,372       560,185    1,129,464

Shares repurchased..............................  (877,396) (1,112,428)     (1,066,859)  (1,419,313)     (541,075)    (691,333)
                                                 ---------   ---------       ---------    ---------      --------     --------
  Net increase (decrease)....................... 1,011,876   1,101,297       1,214,505    1,541,059        19,110      438,131
                                                 =========   =========       =========    =========      ========     ========
                                                         Multiple                    Money
                                                         Strategy                    Market
                                                         Series                      Series
                                                  --------------------        ---------------------
                                                       Year Ended                  Year Ended
                                                  12/31/95    12/31/94        12/31/95     12/31/94
Shares sold......................................  578,964   1,207,619       3,383,533    3,891,128
Shares issued upon reinvestment of dividends
  from net investment income and distributions
  from net realized gain from security
  transactions...................................  135,116     147,148         101,973       65,101
                                                  --------    --------        --------     --------
                                                   714,080   1,354,767       3,485,506    3,956,229

Shares repurchased............................... (399,695)   (381,885)     (3,864,143)  (2,968,317)
                                                  --------    --------       ---------    ---------
  Net increase (decrease)........................  314,385     972,882        (378,637)     987,912
                                                  ========    ========       =========    =========


                                                                            International                Emerging
                                                       Growth                   Equity                    Growth
                                                       Series                   Series                    Series
                                                 --------------------    ---------------------     --------------------
                                                      Year Ended               Year Ended               Year Ended
                                                 12/31/95    12/31/94     12/31/95    12/31/94     12/31/95    12/31/94
Shares sold...................................  1,057,838   1,387,910    1,858,798   3,638,259    1,127,143     793,025
Shares issued upon reinvestment of dividends
  from net investment income and distributions
  from net realized gain from security
  transactions................................     21,169      13,581      146,765      11,188        5,605         --
                                                ---------   ---------    ---------   ---------    ---------    --------
                                                1,079,007   1,401,491    2,005,563   3,649,447    1,132,748     793,025
Shares repurchased............................   (585,294)   (764,027)    (654,821)   (215,836)    (367,575)   (115,208)
                                                ---------   ---------    ---------   ---------    ---------    --------
  Net increase................................    493,713     637,464    1,350,742   3,433,611      765,173     677,817
                                                =========   =========    =========   =========    =========    ========

                                                         Value
                                                         Series
                                                   -------------------
                                                        Year Ended
                                                   12/31/95   12/31/94
Shares sold ..................................      407,375    612,652
Shares issued upon reinvestment of dividends
  from net investment income and distributions
  from net realized gain from security
  transactions................................       13,885       --
                                                   --------   --------
                                                    421,260    612,652
Shares repurchased............................      (76,146)   (21,876)
                                                   --------   --------
  Net increase................................      345,114    590,776
                                                   ========   ========

Dividends from net investment income and distributions from net realized gain from security transactions payable on January 29, 1996 to shareholders of record January 25, 1996 were as follows:

                                                       Equity/  Multiple           International  Emerging
                                                       Income   Strategy   Growth      Equity      Growth   Value
                                                       Series   Series     Series      Series      Series   Series
                                                       -------  --------   ------  -------------  --------  ------
Dividends per share from net investment
  income...........................................    $ 0.120   $ 0.380   $0.070     $  0.420    $  0.090  $0.180
Distributions per share from net realized gain from
  security transactions............................      1.205     0.655    1.185        0.113       0.800   0.450


The ex-dividend date was January 26, 1996.

5. Foreign Exchange Contracts
The following currency forward contracts were outstanding at December 31, 1995:

                                        International Equity Series
                     -----------------------------------------------------------------------------
                                   Contract to      In Exchange      Settlement        Unrealized
                                     Deliver             for            Date           Gain/(Loss)
                                   -----------      -----------      -----------       -----------
                        85,920,000 Belgian Francs   $3,000,000          1/31/96        $ 72,437
                         4,170,000 Deutsche Marks    3,000,000          1/31/96          92,658
                         4,671,000 Dutch Guilders    3,000,000          1/31/96          82,867
                        14,730,000 French Francs     3,000,000          1/31/96         (10,395)
                       746,475,000 Japanese Yen      7,500,000          1/31/96         209,660
                                                                                       --------
                                                                                       $447,227
                                                                                       ========

6. Financial Highlights
Selected data for a share of each Series outstanding throughout each period were as follows:

                                                                           Equity/Income Series
                                                           ------------------------------------------------
                                                                               Year Ended
                                                           12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
Net asset value, beginning of period....................   $11.4800  $12.5100  $11.2200  $10.7500   $9.2400

Income from investment operations:
  Net investment income.................................     0.4155    0.4121    0.4341    0.4155    0.4502
  Net realized and unrealized gain
    (loss) from security transactions...................     3.5745   (0.4221)   1.2659    0.5045    1.5498
                                                           --------  --------  --------  --------  --------
  Total from investment operations......................     3.9900   (0.0100)   1.7000    0.9200    2.0000
                                                           --------  --------  --------  --------  --------

Less distributions:
  Dividends from net investment income..................    (0.4300)  (0.4200)  (0.4100)  (0.4500)  (0.4900)
  Distributions from net realized gain from
    security transactions...............................    (0.2100)  (0.6000)     none      none      none
                                                           --------  --------  --------  --------  --------
  Total distributions...................................    (0.6400)  (1.0200)  (0.4100)  (0.4500)  (0.4900)
                                                           --------  --------  --------  --------  --------

Net asset value, end of period..........................   $14.8300  $11.4800  $12.5100  $11.2200  $10.7500
                                                           ========  ========  ========  ========  ========

Total return............................................     36.12%    (0.20%)   15.45%     8.82%    22.32%

Ratios/supplemental data:
  Net assets, end of period (000's omitted).............   $109,003   $72,725   $65,519   $38,278   $38,840
  Ratio of expenses to average net assets...............      0.69%     0.71%     0.75%     0.79%     0.85%
  Ratio of expenses to average net assets
    prior to expense limitation.........................      0.69%     0.71%     0.76%     0.81%     0.85%
  Ratio of net investment income to average
    net assets..........................................      3.24%     3.63%     3.95%     3.86%     4.46%
  Ratio of net investment income to average
    net assets prior to expense limitation..............      3.24%     3.63%     3.94%     3.84%     4.46%
  Portfolio turnover rate...............................        85%       91%       67%       72%       79%


                                                                           High Yield Series
                                                           ------------------------------------------------
                                                                              Year Ended
                                                           12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
Net asset value, beginning of period                        $8.5400   $9.7700   $9.2900   $9.1300   $7.4800
Income from investment operations:
  Net investment income                                      0.8715    0.9621    0.9758    1.0224    1.0316
  Net realized and unrealized gain
    (loss) from security transactions                        0.4000   (1.2300)   0.4800    0.1600    1.6500
                                                           --------  --------  --------  --------  --------
  Total from investment operations                           1.2715   (0.2679)   1.4558    1.1824    2.6816
                                                           --------  --------  --------  --------  --------

Less distributions:
  Dividends from net investment income                      (0.8715)  (0.9621)  (0.9758)  (1.0224)  (1.0316)
  Distributions from net realized gain from
    security transactions                                      none      none      none      none      none
                                                           --------  --------  --------  --------  --------
  Total distributions                                       (0.8715)  (0.9621)  (0.9758)  (1.0224)  (1.0316)
                                                           --------  --------  --------  --------  --------

Net asset value, end of period                              $8.9400   $8.5400   $9.7700   $9.2900   $9.1300
                                                           ========  ========  ========  ========  ========
Total return                                                 15.50%    (2.87%)   16.36%    13.44%    37.53%

Ratios/supplemental data:
  Net assets, end of period (000's omitted)                 $56,605   $43,686   $34,915   $11,311    $5,918
  Ratio of expenses to average net assets                     0.69%     0.72%     0.80%     0.80%     0.80%
  Ratio of expenses to average net assets
    prior to expense limitation                               0.69%     0.72%     0.82%     0.94%     1.06%
  Ratio of net investment income to average
    net assets                                                9.87%    10.56%    10.05%    10.93%    12.05%
  Ratio of net investment income to average
    net assets prior to expense limitation                    9.87%    10.56%    10.03%    10.79%    11.80%
  Portfolio turnover rate                                       74%       47%       43%       73%       70%

Selected data for a share of each Series outstanding throughout each period were as follows:


                                                                               Capital Reserves Series
                                                        --------------------------------------------------------------------
                                                                                      Year Ended
                                                        12/31/95        12/31/94       12/31/93       12/31/92      12/31/91
Net asset value, beginning of period..................  $ 9.3000        $10.2600       $10.2000       $10.2300      $10.0400
Income from investment operations:
  Net investment income...............................    0.6431          0.6355         0.6357         0.6474        0.6687
  Net realized and unrealized gain  (loss) from
     security transactions............................    0.6300         (0.9050)        0.1450         0.0600        0.1900
                                                        --------        --------       --------       --------      --------
  Total from investment operations....................    1.2731         (0.2695)        0.7807         0.7074        0.8587
                                                        --------        --------       --------       --------      --------
Less distributions:
  Dividends from net investment income................   (0.6431)        (0.6355)       (0.6357)       (0.6474)      (0.6687)
  Distributions from net realized
   gain from security transactions....................      none         (0.0550)       (0.0850)       (0.0900)         none
                                                        --------        --------       --------       --------      --------
  Total distributions.................................   (0.6431)        (0.6905)       (0.7207)       (0.7374)      (0.6687)
                                                        --------        --------       --------       --------      --------
Net asset value, end of period........................  $ 9.9300        $ 9.3000       $10.2600       $10.2000      $10.2300
                                                        ========        ========       ========       ========      ========
Total return..........................................     14.08%          (2.68%)         7.85%          7.20%         8.85%
Ratios/supplemental data:
  Net assets, end of period (000's omitted)...........  $ 27,935        $ 25,975       $ 24,173       $  9,790      $  4,392

  Ratio of expenses to average net  assets............      0.71%           0.74%          0.80%          0.80%         0.80%

  Ratio of expenses to average net
    assets prior to expense limitation................      0.71%           0.74%          0.85%          0.98%         1.15%
  Ratio of net investment income to
    average net assets................................      6.64%           6.57%          6.20%          6.39%         6.62%
  Ratio of net investment income to average net assets
    prior to expense limitation.......................      6.64%           6.57%          6.15%          6.21%         6.27%
Portfolio turnover rate...............................       145%            219%           198%           241%          95%


                                                                               Multiple Strategy Series
                                                        --------------------------------------------------------------------
                                                                                      Year Ended
                                                        12/31/95        12/31/94       12/31/93       12/31/92      12/31/91
   ...................................................
Net asset value, beginning of period..................  $12.6800        $13.3300       $13.5500       $12.9800      $10.8400
Income from investment operations:
  Net investment income...............................    0.5088          0.4373         0.3280         0.4572        1.0824
  Net realized and unrealized gain
    (loss) from security transactions.................    2.7612         (0.4473)        0.6920         1.2328        1.6676
                                                        --------        --------       --------       --------      --------
  Total from investment operations....................    3.2700         (0.0100)        1.0200         1.6900        2.7500
                                                        --------        --------       --------       --------      --------

Less distributions:
  Dividends from net investment income................   (0.4500)        (0.3400)       (0.4600)       (1.0600)      (0.3500)

  Distributions from net realized
   gain from security transactions....................      none         (0.3000)       (0.7800)       (0.0600)      (0.2600)
                                                        --------        --------       --------       --------      --------
  Total distributions.................................   (0.4500)        (0.6400)       (1.2400)       (1.1200)      (0.6100)
                                                        --------        --------       --------       --------      --------
Net asset value, end of period........................  $15.5000        $12.6800        13.3300       $13.5500      $12.9800
                                                        ========        ========       ========       ========      ========
Total return..........................................     26.58%          (0.15%)         8.18%         13.85%        26.58%
Ratios/supplemental data:
  Net assets, end of period (000's omitted)...........  $ 63,215        $ 47,731       $ 37,235       $ 15,150      $ 12,138

  Ratio of expenses to average net  assets............      0.69%           0.70%          0.80%          0.86%         1.03%
  Ratio of expenses to average net assets
    prior to expense limitation.......................      0.69%           0.70%          0.89%          0.94%         1.03%
  Ratio of net investment income to
    average net assets................................      3.75%           3.71%          3.33%          3.60%        11.35%
  Ratio of net investment income to average net assets
    prior to expense limitation.......................      3.75%           3.71%          3.24%          3.52%        11.35%
Portfolio turnover rate...............................       106%            140%           162%           202%        1,010%

Selected data for a share of each Series outstanding throughout each period were as follows:


                                                                                        Money Market Series
                                                                        ----------------------------------------------------
                                                                                             Year Ended
                                                                        12/31/95   12/31/94   12/31/93   12/31/92   12/31/91
Net asset value, beginning of period................................... $10.0000   $10.0000   $10.0000   $10.0000   $10.0000
Income from investment operations:
  Net investment income................................................   0.5349     0.3614     0.2451     0.3202     0.5443
  Net realized and unrealized gain (loss) from security transactions...     none       none       none       none       none
                                                                        --------   --------   --------   --------   --------
  Total from investment operations.....................................   0.5349     0.3614     0.2451     0.3202     0.5443
                                                                        --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income.................................  (0.5349)   (0.3614)   (0.2451)   (0.3202)   (0.5443)
  Distributions from net realized gain from security transactions......     none       none       none       none       none
                                                                        --------   --------   --------   --------   --------
  Total distributions..................................................  (0.5349)   (0.3614)   (0.2451)   (0.3202)   (0.5443)
                                                                        --------   --------   --------   --------   --------
Net asset value, end of period......................................... $10.0000   $10.0000   $10.0000   $10.0000   $10.0000
                                                                        ========   ========   ========   ========   ========
Total return...........................................................    5.48%      3.68%      2.48%      3.25%      5.58%
Ratios/supplemental data:
  Net assets, end of period (000's omitted)............................ $ 16,338   $ 20,125   $ 10,245   $  7,774   $  7,768
  Ratio of expenses to average net assets..............................    0.62%      0.66%      0.80%      0.80%      0.80%
  Ratio of expenses to average net assets prior to expense limitation..    0.62%      0.66%      0.86%      0.85%      0.99%
  Ratio of net investment income to average net assets.................    5.35%      3.79%      2.44%      3.21%      5.45%
  Ratio of net investment income to average net assets prior to
    expense limitation.................................................    5.35%      3.79%      2.38%      3.16%      5.26%
  Portfolio turnover rate..............................................       --         --         --         --         --

                                                                                              Growth Series
                                                                        ----------------------------------------------------
                                                                                                                  7/12/91/1/
                                                                                         Year Ended                   to
                                                                        12/31/95   12/31/94   12/31/93   12/31/92   12/31/91
Net asset value, beginning of period................................... $11.7500   $12.2400   $11.1200   $11.0300   $10.0000
Income from investment operations:
  Net investment income................................................   0.0720     0.0694     0.0558     0.0225     0.0098
  Net realized and unrealized gain (loss) from security transactions...   3.3780    (0.4994)    1.2142     0.1975     1.0202
                                                                        --------   --------   --------   --------   --------
  Total from investment operations.....................................   3.4500    (0.4300)    1.2700     0.2200     1.0300
                                                                        --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income.................................  (0.0700)   (0.0600)   (0.0200)   (0.0100)      none
  Distributions from net realized gain from security transactions......     none       none    (0.1300)   (0.1200)      none
                                                                        --------   --------   --------   --------   --------
  Total distributions..................................................  (0.0700)   (0.0600)   (0.1500)   (0.1300)      none
                                                                        --------   --------   --------   --------   --------
Net asset value, end of period......................................... $15.1300   $11.7500   $12.2400   $11.1200   $11.0300
                                                                        ========   ========   ========   ========   ========
Total return...........................................................   29.53%    (3.54%)     11.56%      1.99%     21.60%
Ratios/supplemental data:
  Net assets, end of period (000's omitted)............................ $ 58,123   $ 39,344   $ 33,180   $ 14,251   $  6,950
  Ratio of expenses to average net assets..............................    0.80%      0.80%      0.80%      0.98%      1.94%
  Ratio of expenses to average net assets prior to expense limitation..    0.85%      0.88%      1.00%      1.25%      1.94%
  Ratio of net investment income to average net assets.................    0.61%      0.64%      0.67%      0.28%      0.33%
  Ratio of net investment income to average net assets prior to
    expense limitation.................................................    0.56%      0.56%      0.47%      0.01%      0.33%
  Portfolio turnover rate..............................................      73%        43%        57%        52%        40%

--------------------
/1/ Date of initial public offering: ratios and total return have been annualized.

Selected data for a share of each Series outstanding throughout each period were as follows:

                                                                                       International Equity Series
                                                                                -----------------------------------------
                                                                                                              10/29/92/1/
                                                                                          Year Ended               to
                                                                                12/31/95   12/31/94   12/31/93   12/31/92
Net asset value, beginning of period.......................................     $11.8400   $11.6200   $10.0300   $10.0000
Income from investment operations:
  Net investment income....................................................       0.4194     0.2198     0.0523     0.0153
  Net realized and unrealized gain (loss) from security transactions.......       1.1906     0.0802     1.5477
                                                                                --------   --------   --------   --------
  Total from investment operations.........................................       1.6100     0.3000     1.6000     0.0300
                                                                                --------   --------   --------   --------
Less distributions:
  Dividends from net investment income.....................................      (0.2400)   (0.0700)   (0.0100)      none
  Distributions from net realized gain from security transactions..........      (0.0900)   (0.0100)      none       none
                                                                                --------   --------   --------   --------
  Total distributions......................................................      (0.3300)   (0.0800)   (0.0100)      none
                                                                                --------   --------   --------   --------
Net asset value, end of period.............................................     $13.1200   $11.8400   $11.6200   $10.0300
                                                                                ========   ========   ========   ========
Total return...............................................................       13.98%      2.57%     15.97%      1.73%
Ratios/supplemental data:
  Net assets, end of period (000's omitted)................................     $ 81,548   $ 57,649   $ 16,664   $    177
  Ratio of expenses to average net assets..................................        0.80%      0.80%      0.80%        /2/
  Ratio of expenses to average net assets prior to expense limitation......        0.89%      1.01%      1.85%        /2/
  Ratio of net investment income to average net assets.....................        3.69%      2.63%      1.85%        /2/
  Ratio of net investment income to average net assets prior to
    expense limitation.....................................................        3.60%      2.42%      0.80%        /2/
  Portfolio turnover rate..................................................          19%        13%         9%        /2/

                                                                                    Emerging Growth Series
                                                                               --------------------------------
                                                                                                   12/27/93/1/
                                                                                     Year Ended           to
                                                                               12/31/95    12/31/94    12/31/93
Net asset value, beginning of period.......................................    $10.1600    $10.2000    $10.0000
Income from investment operations:
  Net investment income....................................................      0.0976      0.0791        none
  Net realized and unrealized gain (loss) from security transactions.......      3.8524     (0.1191)     0.2000
                                                                               --------    --------    --------
  Total from investment operations.........................................      3.9500     (0.0400)     0.2000
                                                                               --------    --------    --------
Less distributions:
  Dividends from net investment income.....................................     (0.0900)       none        none
  Distributions from net realized gain from security transactions..........        none        none        none
                                                                               --------    --------    --------
  Total distributions......................................................     (0.0900)       none        none
Net asset value, end of period.............................................    $14.0200    $10.1600    $10.2000
                                                                               ========    ========    ========
Total return...............................................................      39.21%      (0.39%)      2.00%
Ratios/supplemental data:
  Net assets, end of period (000's omitted)................................    $ 20,510    $  7,087    $    204
  Ratio of expenses to average net assets..................................       0.80%       0.80%         /2/
  Ratio of expenses to average net assets prior to expense limitation......       0.96%       1.47%         /2/
  Ratio of net investment income to average net assets.....................       1.03%       1.63%         /2/
  Ratio of net investment income to average net assets prior to
    expense limitation.....................................................       0.87%       0.96%         /2/
  Portfolio turnover rate..................................................         76%         59%         /2/

                                                                                                 Value Series
                                                                                       --------------------------------
                                                                                                            12/27/93/1/
                                                                                           Year Ended            to
                                                                                       12/31/95    12/31/94    12/31/93
Net asset value, beginning of period.......................................            $10.2900    $10.2100    $10.0000
Income from investment operations:
  Net investment income....................................................              0.1918      0.1481        none
  Net realized and unrealized gain (loss) from security transactions.......              2.2082     (0.0681)     0.2100
                                                                                       --------    --------    --------
  Total from investment operations.........................................              2.4000      0.0800      0.2100
                                                                                       --------    --------    --------
Less distributions:
  Dividends from net investment income.....................................             (0.1500)       none        none
  Distributions from net realized gain from security transactions..........             (0.0700)       none        none
                                                                                       --------    --------    --------
  Total distributions......................................................             (0.2200)       none        none
                                                                                       --------    --------    --------
Net asset value, end of period.............................................            $12.4700    $10.2900    $10.2100
                                                                                       ========    ========    ========
Total return...............................................................              23.85%       0.78%       2.10%
Ratios/supplemental data:
  Net assets, end of period (000's omitted)................................            $ 11,929    $  6,291    $    210
  Ratio of expenses to average net assets..................................               0.80%       0.80%         /2/
  Ratio of expenses to average net assets prior to expense limitation......               0.96%       1.41%         /2/
  Ratio of net investment income to average net assets.....................               2.13%       2.62%         /2/
  Ratio of net investment income to average net assets prior to
    expense limitation.....................................................               1.97%       2.01%         /2/
  Portfolio turnover rate..................................................                 71%         26%         /2/

--------------------
/1/ Date of initial public offering; ratios and total return have been annualized.

/2/ The ratios of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of these Series.

Delaware Group Premium Fund, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.

We have audited the accompanying statements of net assets of the Equity/Income Series, the High Yield Series, the Capital Reserves Series, the Multiple Strategy Series, the Money Market Series, the Growth Series, the International Equity Series, the Emerging Growth Series and the Value Series (collectively referred to as "Delaware Group Premium Fund, Inc." or the "Fund") as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Equity/Income Series, High Yield Series, Capital Reserves Series, Multiple Strategy Series and Money Market Series and the financial highlights for each period from the date of the initial public offering through December 31, 1995 for the Growth Series, International Equity Series, Emerging Growth Series and Value Series. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Series of Delaware Group Premium Fund, Inc. at December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Equity/Income Series, High Yield Series, Capital Reserves Series, Multiple Strategy Series and Money Market Series and the financial highlights for each period from the date of the initial public offering through December 31, 1995, for the Growth Series, International Equity Series, Emerging Growth Series and Value Series in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 9, 1996

A Report on Premium Fund's Annual Meeting

At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for a shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement. The new investment management agreement was proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent of Delaware Management Company, Inc.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders.

                                                                             Number of Votes/+/
                                                                             -----------------
                                                                   For        Against/Withheld     Abstentions
Election of Directors*:
  Wayne A. Stork                                               28,056,542         1,129,907               --
  Walter P. Babich                                             28,073,011         1,113,438               --
  Anthony D. Knerr                                             28,051,129         1,135,321               --
  Ann R. Leven                                                 28,063,092         1,123,357               --
  W. Thacher Longstreth                                        28,032,490         1,153,960               --
  Charles E. Peck                                              28,057,779         1,128,670               --

Approval of the New Investment Management Agreement:
  Equity/Income Series                                          5,341,196           122,926          592,968
  High Yield Series                                             4,088,103           186,968          601,403
  Capital Reserves Series                                       2,387,510           144,890          104,168
  Multiple Strategy Series                                      3,379,965            71,605          194,874
  Money Market Series                                           1,861,239            45,525           72,697
  Growth Series                                                 3,269,385            85,117          231,847
  International Equity Series                                   4,771,443           118,918          262,574
  Emerging Growth Series                                          573,637            35,824           15,283
  Value Series                                                    587,144            22,898           16,279

Selection of Ernst & Young LLP as Independent Auditors*        27,692,406           232,186        1,261,857

--------------------
/+/ Please note that the results of this meeting were not audited by Ernst &
    Young LLP.

  * Voted upon by all shareholders of the Fund.